Filed with the Securities and Exchange Commission on February 27, 2026

Securities Act of 1933 File No. 333-20891

Investment Company Act of 1940 File No. 811-08039

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 60	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 61	☒

(Check Appropriate Box or Boxes)

THIRD AVENUE TRUST

(Exact Name of Registrant as Specified in Charter)

6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 443-1021 (toll-free), (212) 888-5222

Joel L. Weiss

Tidal ETF Services LLC

1636 N Cedar Crest Blvd.

Suite #161

Allentown, PA 18104

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Troutman Pepper Locke LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Third Avenue Funds

Prospectus

March 1, 2026

	Institutional Class	Investor Class	Z Class
Third Avenue Value Fund	TAVFX	TVFVX	TAVZX
Third Avenue Small-Cap Value Fund	TASCX	TVSVX	TASZX
Third Avenue Real Estate Value Fund	TAREX	TVRVX	TARZX
Third Avenue International Real Estate Value Fund	REIFX	REIYX	REIZX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

FUND SUMMARIES

THIRD AVENUE VALUE FUND

Investment Objective

Third Avenue Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%	0.01%
Other Expenses	0.25%	0.23%	0.18%
Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.16%	1.39%	1.09%
Fee Deferred/Expenses Reimbursed[2]	0.00%	0.00%	(0.02)%
Net Annual Fund Operating Expenses[1,2]	1.16%	1.39%	1.07%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[2]	The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. Net Annual Fund Operating Expenses as presented in the table above were higher than the amounts set forth in the Expense Limitation Agreement for the most recent fiscal year due to “Acquired Fund Fees and Expenses” and expenses of utilizing redemption liquidity or management programs, which are excluded from contractual expense limits.

Example

The following example is intended to help you compare the cost of investing in Third Avenue Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$118	$368	$638	$1,409
Investor Class	$142	$440	$761	$1,669
Z Class	$109	$345	$599	$1,327

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what Third Avenue Management LLC (the “Adviser”) believes is their intrinsic value. Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. The Fund may invest in companies of any market capitalization and across all industries. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities, often referred to as “junk,” that may be in default and may have any or no credit rating) that the Adviser believes are undervalued. The Fund also invests in both domestic and foreign securities.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Focused Investing Risk. Although the Fund is classified as a diversified investment company under the Investment Company Act of 1940 (the “Act”), the Fund’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Fund does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Fund’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Fund from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies associated with the production of those commodities to decline.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Japanese Securities Risk: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy, and adverse economic conditions in the U.S. or other trade partners may affect Japan.

Canadian Securities Risk. The Fund may invest in, and/or have exposure to, Canadian Securities. The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield Risk. The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, or those in conservatorship, including debt and preferred equity obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year over the past 10 calendar years. The table compares the average annual total returns of the Fund’s Institutional Class, Investor Class and Z Class shares to a broad measure of market performance. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

35.46%
22.37%
17.46%
20.17%
13.39%
14.15%
12.85%
7.75%
-2.21%
-20.83%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the above bar chart, the highest return for a quarter was 35.84% (quarter ended December 31, 2020) and the lowest return for a quarter was (42.08)% (quarter ended March 31, 2020).

After-tax returns are shown only for Institutional Class shares. After-tax returns of the Fund’s other share classes will vary from those of the Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns For the periods ending 12/31/25	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	11/1/90	35.46%	18.00%	11.04%	10.92%
After Taxes on Distributions		33.36%	16.31%	9.39%	9.57%
After Taxes on Distributions and Sale of Fund Shares		22.49%	14.24%	8.56%	9.18%
Investor Class Before Taxes	12/31/09	35.15%	17.70%	10.76%	8.35%
Z Class Before Taxes	3/1/18	35.56%	18.11%	-	10.71%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)[1]		21.60%	12.66%	12.74%	9.05% (Institutional) 11.27% (Investor) 12.22% (Z Class)

[1]	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. With 1,320 constituents, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. It is not possible to invest directly in an unmanaged index.

Portfolio Management

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Manager

Matthew Fine, CFA, Portfolio Manager since September 2017.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher or lower initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest – Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (other than shares of the Z Class), the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THIRD AVENUE SMALL-CAP VALUE FUND

Investment Objective

Third Avenue Small-Cap Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Small-Cap Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.03%	0.03%	0.03%
Other Expenses	0.33%	0.33%	0.27%
Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.26%	1.51%	1.20%
Fee Deferred/Expenses Reimbursed[2]	(0.07)%	(0.07)%	(0.11)%
Net Annual Fund Operating Expenses[1,2]	1.19%	1.44%	1.09%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[2]	The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. Net Annual Fund Operating Expenses as presented in the table above were higher than the amounts set forth in the Expense Limitation Agreement for the most recent fiscal year due to “Acquired Fund Fees and Expenses” and expenses of utilizing redemption liquidity or management programs, which are excluded from contractual expense limits.

Example

The following example is intended to help you compare the cost of investing in Third Avenue Small-Cap Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$121	$393	$685	$1,516
Investor Class	$147	$470	$817	$1,796
Z Class	$111	$370	$649	$1,445

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) small companies at a discount to what the Adviser believes is their intrinsic value. Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. Under normal circumstances, the Fund expects to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is between $50 million and the top range of capitalizations of companies in the Russell 2000® Index or the S&P Small Cap 600 Index at the time a new position is established (based on prior quarter-end data of the indexes). As of December 31, 2025, the top range of capitalization was $31.15 billion for the Russell 2000® Index and $9.22 billion for the S&P Small Cap 600 Index. The Fund may also acquire senior securities of small companies, such as preferred stocks and debt instruments (including high-yield and distressed securities, often referred to as “junk,” that may be in default and may have any or no credit rating) that the Adviser believes are undervalued. The Fund also invests in both domestic and foreign securities.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Small-Cap Risk. The Fund invests in smaller companies, whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Focused Investing Risk. Although the Fund is a diversified investment company under the Investment Company Act of 1940 (the “Act”), the Fund’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Fund does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Fund’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Fund from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies associated with the production of those commodities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

High-Yield Risk. The Fund’s investments in high-yield debt securities (commonly known as “junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, or those in conservatorship, including debt and preferred equity obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Small-Cap Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year over the past 10 calendar years. The table compares the average annual total returns of the Fund’s Institutional Class, Investor Class and Z Class shares to a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

26.27%
8.86%
-12.37%
22.81%
-2.96%
25.84%
-1.82%
21.88%
3.56%
14.04%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the above bar chart, the highest return for a quarter was 24.04% (quarter ended December 31, 2020) and the lowest return for a quarter was (29.59)% (quarter ended March 31, 2020).

After-tax returns are shown only for Institutional Class shares. After-tax returns of the Fund’s other share classes will vary from those of the Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns For the periods ending 12/31/25	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	4/1/97	14.04%	12.20%	9.82%	8.73%
After Taxes on Distributions		13.07%	10.06%	7.72%	7.30%
After Taxes on Distributions and Sale of Fund Shares		9.03%	9.44%	7.52%	7.16%
Investor Class Before Taxes	12/31/09	13.71%	11.92%	9.55%	9.11%
Z Class Before Taxes	3/1/18	14.11%	12.31%	-	8.48%
MSCI USA All Cap Index (reflects no deductions for fees, expenses, or taxes)[1]		17.27%	13.29%	14.39%	N/A (Institutional) N/A (Investor) 13.88% (Z Class)
MSCI USA Small Cap Value Index (reflects no deductions for fees, expenses, or taxes)[1]		10.80%	10.09%	9.63%	9.71% (Institutional) 10.66% (Investor) 8.22% (Z Class)

[1]	The MSCI USA All Cap Index captures broad US equity coverage. The index includes 3,356 constituents across large, mid, small and micro capitalizations, representing about 99% of the US equity universe. The Fund will also use the MSCI USA Small Cap Value Index as a secondary benchmark. The MSCI USA Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across the US equity markets. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The MSCI USA All Cap Index and the MSCI USA Small Cap Value Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions. It is not possible to invest directly in an unmanaged index.

Portfolio Management

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Managers

Matthew Fine, CFA; and Jason Wolf, CFA Co-Portfolio Managers since 2024.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher or lower initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest – Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (other than shares of the Z Class), the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker- dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THIRD AVENUE REAL ESTATE VALUE FUND

Investment Objective

Third Avenue Real Estate Value Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue Real Estate Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%	0.01%
Other Expenses	0.27%	0.27%	0.20%
Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.18%	1.43%	1.11%
Fee Deferred/Expenses Reimbursed[2]	(0.01)%	(0.01)%	(0.04)%
Net Annual Fund Operating Expenses[1,2]	1.17%	1.42%	1.07%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[2]	The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Fund fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture. Net Annual Fund Operating Expenses as presented in the table above were higher than the amounts set forth in the Expense Limitation Agreement for the most recent fiscal year due to “Acquired Fund Fees and Expenses” and expenses of utilizing redemption liquidity or management programs, which are excluded from contractual expense limits.

Example

The following example is intended to help you compare the cost of investing in Third Avenue Real Estate Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$119	$374	$648	$1,431
Investor Class	$145	$451	$781	$1,712
Z Class	$109	$349	$608	$1,348

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate-related companies at the time of investment (“real estate companies”). Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of real estate and real estate- related companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities, often referred to as “junk,” that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the Adviser believes have above-average return potential. The Fund also invests in both domestic and foreign securities. The Adviser’s process generally includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. Consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process, but rather would contribute to the overall evaluation of a company.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates impacting property values, borrowing costs, and real estate security prices; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT and Real Estate-Related Investment Risk. To the extent that the Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Focused Investing Risk. Although the Fund is a diversified investment company under the Investment Company Act of 1940 (the “Act”), the Fund’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Fund does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Fund’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Fund from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Management Risk. The risk that the investment techniques and risk analyses applied by the Adviser, including but not limited to the Adviser’s integration of ESG factors into its analysis, will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser and the individual portfolio manager in connection with managing the Fund.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

United Kingdom Securities Risk. Investments in United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. Until the economic effects of the departure of the U.K. from the European Union become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that the value of investments held by the Fund may be impacted.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Debt and Preferred Equity Securities Risk. The market value of a debt or preferred equity security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Insolvency and Bankruptcy Risk. The Fund’s investments in obligations of stressed, distressed and bankrupt issuers, or those in conservatorship, including debt and preferred equity obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. The Adviser, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.

Commodities Risk. Prices of commodities such as timber and oil have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies holding real estate affected by those industries to decline.

High-Yield Risk. The Fund’s investments in high-yield debt securities (commonly known as“junk bonds”) may expose the Fund to greater risks than if the Fund only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield securities are not as strong financially as issuers of securities with higher credit ratings, so the securities are usually considered speculative investments.

Performance

The following bar chart and table provide an indication of the risks of investing in Third Avenue Real Estate Value Fund. The bar chart shows changes in the performance of the Fund’s Institutional Class shares from year to year over the past 10 calendar years. The table compares the average annual total returns of the Fund’s Institutional Class, Investor Class and Z Class shares to a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

5.81%
22.17%
-19.91%
21.13%
-8.23%
30.54%
-26.54%
23.27%
14.37%
11.62%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the period shown in the above bar chart, the highest return for a quarter was 20.67% (quarter ended December 31, 2023) and the lowest return for a quarter was (28.83)% (quarter ended March 31, 2020).

After-tax returns are shown only for Institutional Class shares. After-tax returns of the Fund’s other share classes will vary from those of the Institutional Class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns For the periods ending 12/31/25	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	9/17/98	11.62%	8.58%	5.68%	8.96%
After Taxes on Distributions		10.16%	6.80%	3.93%	7.59%
After Taxes on Distributions and Sale of Fund Shares		7.68%	6.46%	4.17%[1]	7.41%
Investor Class Before Taxes	12/31/09	11.33%	8.31%	5.41%	7.06%
Z Class Before Taxes	3/1/18	11.71%	8.68%	-	4.41%
MSCI World Index (reflects no deductions for fees, expenses, or taxes)[2]		21.60%	12.66%	12.74%	8.27% (Institutional) 11.27% (Investor) 12.22% (Z Class)
MSCI ACWI IMI Core Real Estate Index (reflects no deductions for fees, expenses, or taxes)[2]		10.90%	3.49%	4.37%	7.64% (Institutional) 6.40% (Investor) 3.86% (Z Class)

[1]	The Return After Taxes on Distributions and Sale of Fund Shares is higher than the Return After Taxes on Distributions because of realized losses that would have been sustained upon the sale of Fund shares immediately after the relevant periods.
[2]	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. With 1,320 constituents, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund will also use the MSCI ACWI IMI Core Real Estate Index as a secondary benchmark. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 Developed Markets and 24 Emerging Markets countries engaged in ownership, development and management of specific core property type real estate. The MSCI ACWI IMI Core Real Estate Index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The MSCI World Index and the MSCI ACWI IMI Core Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions. It is not possible to invest directly in an unmanaged index.

Portfolio Management

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Managers

Jason Wolf, CFA, Portfolio Manager since 2010.

Ryan Dobratz, CFA, Portfolio Manager since 2013.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher or lower initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest – Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (other than shares of the Z Class), the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND

Investment Objective

Third Avenue International Real Estate Value Fund seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Fees and Expenses

This table describes the fees and expenses that you pay if you buy and hold shares of Third Avenue International Real Estate Value Fund. Investors transacting in Fund shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Shareholder Fees (fees paid directly from your investment):	Institutional Class	Investor Class	Z Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Class	Investor Class	Z Class
Management (Advisory) Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%	None
Acquired Fund Fees and Expenses (“AFFE”)	0.01%	0.01%	0.01%
Other Expenses	0.61%	0.61%	0.55%
Total Annual Fund Operating Expenses (as a percentage of net assets)[1]	1.52%	1.77%	1.46%
Less Fee Waiver/Expenses Reimbursed[2]	(0.51)%	(0.51)%	(0.45)%
Net Annual Fund Operating Expenses[1,2]	1.01%	1.26%	1.01%

[1]	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
[2]	The Fund’s investment adviser, Third Avenue Management LLC (the “Adviser”) has contractually agreed, for a period of one year from the date of this Prospectus, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to 1.00% of the average daily net assets of the Institutional Class and Z Class and 1.25 % of the average daily net assets of the Investor Class, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated only by the Board of Trustees of Third Avenue Trust.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Institutional Class	$103	$430	$781	$1,769
Investor Class	$128	$508	$912	$2,042
Z Class	$103	$418	$755	$1,708

The Example reflects the impact of the Expense Limitation Agreement in year one only. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is pursued through a real estate value strategy (as described in more detail below) through investment in international public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”), mortgage REITs, REIT preferred securities, and other publicly traded companies whose primary business is in the real estate industry. This strategy may lead to investment in smaller capitalization companies (under $1 billion). The composition of the portfolio does not seek to mimic equity REIT indices.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. Equity securities can consist of shares of REITs and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs or comparable foreign structures, and real estate operating companies. REITs and comparable foreign structures are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests and which may have corporate tax advantages relative to other corporate structures. The Fund may invest in equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs generate revenue from interest earned on mortgage loans.

The Fund does not invest in real estate directly. The majority of the Fund’s assets will normally be invested in the securities of companies located in countries other than the United States, although these companies may have investments that provide exposure to the U.S. real estate industry. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded.

The real estate value strategy seeks to invest in companies that in the Adviser’s view have underlying real estate assets that are trading at a discount to the private market value of such assets, have the ability to grow the value of real estate asset above average, or have an above-average free cash flow yield. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company-specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market capitalization. The Fund’s investment process is indifferent to index weightings which generally results in a portfolio that is differentiated by company names and percentage exposures. The portfolio of securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants.

The Fund’s investment strategy also considers the impact that real estate companies have on the environment and other sustainability considerations when making investment decisions for the Fund’s investment portfolio. In assessing sustainability, the Adviser considers different factors, including environmental, social, and governance (“ESG”) criteria. Some of the environmental criteria the Adviser considers include energy consumption and efficiency, water use, carbon emissions, recycling and waste reduction, and level of green building certifications among others.

Some of the social criteria the Adviser considers include the level of community engagement, customer/tenant well-being, employee health and safety, employee diversity and equality, employee training and responsible supply chain, among others.

Some of the governance criteria that the Adviser considers include reporting and disclosure, business ethics, management alignment through ownership and remuneration, governance structure, board transparency and cybersecurity, among others. The Adviser performs its own internal research as it relates to measuring an investment’s ESG criteria.

The items discussed above are illustrative and do not necessarily reflect the full range of ESG criteria that may be applied in analyzing a particular security for investment. The availability of information about a company, issues associated with a particular industry, changing social conditions or other circumstances may affect the manner in which the ESG criteria are applied in a particular situation. Companies in which the Fund may invest do not necessarily meet the highest standards in all aspects of ESG performance. We do believe that a well-managed company is one that considers ESG criteria when operating their business. These companies look for opportunities to improve relations with employees, consumers, communities and the environment. In addition, these companies tend to work towards improving in these areas, and, in our opinion, these efforts over the long-term will serve investors well.

The Fund is non-diversified, which means that the Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund.

Principal Investment Risks

Market Risk. Prices of securities (and stocks in particular) have historically fluctuated. The value of the Fund will similarly fluctuate and you could lose money. Markets may be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Real Estate Risk. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets.

Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates impacting property values, borrowing costs, and real estate security prices; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT and Real Estate-Related Investment Risk. To the extent that the Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent the Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction than those of U.S. securities. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging markets countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Currency Risk. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund may determine not to hedge its foreign currency risk, the U.S. Dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar.

Small- and Mid-Cap Risk. The Fund may invest from time to time in smaller and mid-size companies whose securities tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities and, thus, the value of the Fund’s shares.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Credit Risk. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in areas of the real estate sector that appear to be temporarily depressed. The prices of securities in this sector may tend to go down more than those of companies in other industries. Since the Fund is not limited to investing in stocks, the Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Fund’s disciplined and deliberate investing approach, there may be times when the Fund will have a significant cash position. A substantial cash position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Risk.”

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of the Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

ESG Strategy Risk. The Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Economic and other developments can adversely affect debt securities markets.

Hong Kong Securities Risks. The Fund’s investment in Hong Kong-listed issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

●	Political and Social Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated, under the Sino-British Joint Declaration it signed in 1984, to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening its control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. The implementation of the new national security law has increased tensions. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.

●	Economic Risk. The economy of Hong Kong is closely tied to the economy of China. The Chinese economy has grown rapidly since joining the WTO in 2001, and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation, deflation, or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, and slow development of well-functioning financial markets have also hindered performance of the Chinese economy, and China will likely come under pressure to reduce its substantial trade surplus with the U.S.

United Kingdom Securities Risk. Investments in United Kingdom (“U.K.”) issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The impact of running a budget deficit and current account deficit on capital markets, debt yield and the currency present risk. In addition the departure of the U.K. from the European Union, together with a recent change in government and large tax increases, are causing a period of political, regulatory and commercial uncertainty continues, there remains a risk that the value of investments held by the Fund may be impacted.

Australian Securities Risk. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors and, consequently, is susceptible to fluctuations in commodity markets. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services or changes in economic circumstances of these key trading partners may cause an adverse impact on the Australian economy.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund. The Fund commenced operations after all of the assets of another investment company advised by the Fund’s investment adviser, the Third Avenue International Real Estate Value Fund (formerly, the REMS International Real Estate Value-Opportunity Fund) (the “Predecessor Fund”), were transferred to the Fund in exchange for Institutional Class and Z Class shares of the Fund, respectively, in a tax-free reorganization on April 12, 2021 (the “Reorganization”). The performance figures for the Fund’s Class Institutional Class shares in the bar chart for periods prior to April 12, 2021 represent the performance of the Predecessor Fund’s Institutional Class shares from year to year.

The table compares the average annual total returns of the Fund’s Institutional Class and Z Class shares (all performance information for periods prior to April 12, 2021 is based on the Predecessor Fund’s Institutional Class and Z Class shares, respectively) to a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s Investor Class shares have not commenced operations as of the date of this Prospectus. All returns assume reinvestment of dividends and distributions. As with all mutual funds, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.thirdave.com or by calling (800) 443-1021.

Calendar Years

27.11%
25.56%
21.28%
18.76%
4.89%
13.86%
-0.88%
-5.85%
-18.22%
-5.67%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown, the highest quarterly return was 17.30% (quarter ended December 31, 2020) and the lowest quarterly return was (25.51%) (quarter ended March 31, 2020).

Average Annual Total Returns for the Period Ended December 31, 2025*

The table below shows how average annual total returns of the Fund’s Institutional Class shares compared to those of the Fund’s benchmark. All performance information for periods prior to April 12, 2021 is based on the Predecessor Fund’s Institutional Class and Z Class shares, respectively. The table also presents the impact of taxes on the Predecessor Fund’s Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actually after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns for the Investor Class shares and Z Class shares will differ from those of the Institutional Shares as the expenses of the classes differ.

Average Annual Returns for the periods ending 12/31/25	Inception Date	One Year	Five Years	Ten Years	Since Inception
Institutional Class Before Taxes	3/19/14	25.56%	5.54%	7.08%	5.95%
After Taxes on Distributions		24.84%	5.06%	6.08%	4.99%
After Taxes on Distributions and Sale of Fund Shares		15.56%	4.34%	5.34%	4.41%
Z Class Shares Before Taxes	4/20/18	25.49%	5.55%	-	5.71%
MSCI World ex USA Index (reflects no deduction for fees, expenses, or taxes)[1]		32.55%	10.04%	9.11%	7.15% (Institutional) 8.28% (Z Class)
MSCI ACWI ex USA IMI Core Real Estate Index (reflects no deduction for fees, expenses, or taxes)[1]		22.14%	0.36%	3.03%	2.99% (Institutional) 0.50% (Z Class)

*	As of December 31, 2025, there were no Investor Class shares outstanding for the Fund.

[1]	The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Market countries, excluding the United States. With 776 constituents, the MSCI World ex USA Index covers approximately 85% of the free float-adjusted market capitalization in each country. The Fund will also use the MSCI ACWI ex US IMI Core Real Estate Index as a secondary benchmark. The MSCI ACWI ex USA IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 22 Developed Markets and 24 Emerging Markets countries engaged in the ownership, development and management of specific core property type real estate. The MSCI ACWI ex USA IMI Core Real Estate Index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The MSCI World ex USA Index and the MSCI ACWI ex USA IMI Core Real Estate Index are not securities that can be purchased or sold, and their total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions. It is not possible to invest directly in an unmanaged index.

Management of the Fund

Investment Adviser

Third Avenue Management LLC serves as the Fund’s investment adviser.

Portfolio Manager

Quentin Velleley, CFA, Portfolio Manager since 2014.

Purchase and Sale of Fund Shares

The minimum initial investment for the Investor Class of the Fund is $2,500, the minimum initial investment for the Institutional Class is $10,000 and the minimum initial investment for Z Class is $25,000 for a regular account and $5,000 for an IRA. Additional investments for any class must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Fund’s Automatic Investment Plan, in which case the monthly minimum for additional investments is $200. Broker-dealers or other financial intermediaries may impose higher or lower initial or additional amounts for investment than those established by the Fund.

In general, you can buy or sell shares of the Fund by mail or telephone each day the New York Stock Exchange is open for trading. You may sell shares by making a redemption request of the Fund in writing or, if so elected on your account application, by telephone or Internet. The Fund’s shares can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries, so long as they have a selling agreement with the Fund’s distributor. Purchase and sale transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or other financial intermediary. Investors transacting in the Fund’s shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

Dividends, Capital Gains and Taxes

The Fund’s distributions may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged account.

Potential Conflicts of Interest – Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund (other than shares of the Z Class), the Adviser and the Fund’s distributor may pay the intermediary for making shares of the Fund available on its platforms and other shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THE FUNDS

Investment Philosophy of Third Avenue Funds

Third Avenue Funds (each a “Fund,” and collectively, the “Funds”) adhere to a strict value discipline in selecting securities and other instruments. This means seeking investments whose market prices are low in relation to what the Funds’ Adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”), believes is their intrinsic value and/or whose total return potential is considered by the Adviser to be high. The Funds’ Adviser believes this both lowers investment risk and increases capital appreciation and total return potential. The Funds identify investment opportunities through intensive research of individual companies and, generally, do not focus solely on stock market conditions and other macro factors. For these reasons, the Funds may seek investments in the equity securities, debt and/or other instruments of companies, as appropriate for each Fund, in industries that are believed to be temporarily depressed. The Funds may also invest in high-yield or distressed securities.

The Funds follow a strategy of long-term investing. The Funds will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when the Adviser believes that the market value of an investment is overpriced relative to its intrinsic value.

When the Funds’ Adviser believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet a Fund’s investment criteria, a Fund may hold all or a portion of its assets in short-term or other sovereign instruments, cash or cash equivalents. This does not constitute a change in a Fund’s investment objective, but could prevent or delay a Fund from achieving its objective. There is no guarantee that a Fund will meet its investment objective.

The Adviser’s Risk Committee (the “Committee”) recommends certain position limitation guidelines for the Funds. The guidelines supplement limits imposed by regulatory agencies and the Prospectus. The guidelines are not meant to impose rigid limitations and from time to time the Committee fully expects exceptions to occur. However, exceptions may only occur with prior approval from the Committee. These guidelines serve to provide enhanced oversight of more concentrated positions.

Who May Want to Invest

The Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund may be appropriate for investors seeking long-term capital appreciation. The Third Avenue International Real Estate Fund may be appropriate for investors seeking long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Investment Strategies

Third Avenue Value Fund

The Fund seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. The Fund may invest in companies of any market capitalization and across all industries. The Fund may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities, often referred to as “junk,” that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above- average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Adviser believes hold the most value within the Fund’s investment strategy. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The Fund also invests in both domestic and foreign securities.

Third Avenue Small-Cap Value Fund

The Fund seeks to achieve its objective by acquiring equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) small companies at a discount to what the Adviser believes is their intrinsic value. Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of companies that are considered small. The Fund considers a “small company” to be one whose market capitalization is between $50 million and the top range of capitalizations of companies in the Russell 2000® Index or the S&P Small Cap 600 Index at the time a new position is established (based on prior quarter-end data for the indexes). As of December 31, 2025, the top range of capitalization was $31.15 billion for the Russell 2000® Index and $9.22 billion for the S&P Small Cap 600 Index. The Fund may also acquire senior securities of small companies, such as preferred stocks and debt instruments (including high-yield and distressed securities, often referred to as “junk,” that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security, and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. Subject to the 80% limitation described above, the Fund may continue to hold or buy additional stock in a company subsequently valued outside this range if the stock remains attractive, although any additional purchases will not be included in the 80% measurement. The Fund also invests in both domestic and foreign securities.

Third Avenue Real Estate Value Fund

The Fund seeks to achieve its objective primarily by investing in equity securities, including common stocks and convertible securities, of well-financed (meaning companies with high quality assets and conservative levels of liabilities) real estate and real estate-related companies, or in companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate-related companies at the time of investment (“real estate companies”). Adhering to this strict value discipline, the Fund generally seeks to construct a focused portfolio of high conviction opportunities. The Fund seeks to acquire these securities at a discount to what the Adviser believes is their intrinsic value. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowing for investment purposes) will be invested in securities of real estate companies. The Fund may invest in companies of any market capitalization. The Fund may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate that the Adviser believes have above-average yield potential.

●	A company is considered to be a real estate company if at least 50% of its gross revenues or net profits at the time of investment come from (a) construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate; or (b) extraction of timber or minerals from real estate.

●	A company is considered to be a real estate-related company if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry.

●	A company is considered to own significant real estate assets if at least 50% of the fair market value of its assets at the time of investment is attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; (b) timber or minerals from such real estate; or (c) the discounted value of the stream of fees or revenues to be derived from the management or operation of real estate or the rights to extract timber or minerals from real estate.

Examples of companies that might qualify under one of these categories include, but are not limited to:

●	real estate operating companies;

●	real estate investment trusts (REITs);

●	homebuilders;

●	companies engaged in the construction, distribution, sale and financing of manufactured housing;

●	hotel and hotel management companies;

●	real estate brokerage companies and/or management companies;

●	financial institutions that make or service mortgage loans;

●	manufacturers, distributors or retailers of construction materials and/or building supplies;

●	mortgage or title insurance companies;

●	lumber, paper, forest product, timber, mining and oil companies;

●	companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains; and

●	special purpose vehicles used to structure or restructure real estate financings, securitizations or mortgages.

The Fund may invest in certain derivative instruments primarily to hedge against foreign currency risk and, at certain times, market, industry or geographic risk. The Fund also invests in both domestic and foreign securities.

Third Avenue International Real Estate Value Fund

The Fund seeks to achieve long-term capital growth and current income through a portfolio of securities of publicly traded real estate companies located outside the U.S. that may include REITs, real estate operating companies and other publicly traded companies whose asset base is primarily real estate.

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry outside of the United States. The Fund’s 80% investment strategy may be changed by the Board of Trustees without shareholder approval. Shareholders will be given 60 days advance notice if the Fund decides to change its 80% investment strategy. The remainder of the Fund’s assets will be invested in cash, short-term investments, or debt securities. Since the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. A majority of the Fund’s assets will normally be invested in companies located in a number of different countries other than the United States. The Fund may invest in securities of issuers located in emerging market countries, but does not expect to invest greater than 30% of its assets in such securities. For purposes of the foregoing, the Fund considers an issuer to be located in a particular country based on where the issuer is domiciled, where it maintains its headquarters (or primary base of operations) or where its securities are registered and/or traded. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies. Additionally, the Fund considers an “emerging market” is any country that is not considered developed and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging markets tend to have relatively low gross national product per capita compared to the larger traditionally recognized developed markets and the world’s major developed economies. When making investment decisions, the Fund considers the company’s performance with respect to ESG factors. The ESG evaluation process used by the Fund favors companies that are strong stewards of these ESG factors. Consideration of these factors would not necessarily result in a company being included or excluded from the evaluation process but rather would contribute to the overall evaluation of that company.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs).

To the extent the Fund invests in REITs and real estate partnerships, the Fund’s distributions may be taxable as ordinary income to investors because most REIT and real estate partnership distributions come from mortgage interest and rents. As such, the Fund’s distributions may be taxed at the ordinary income rate rather than qualifying for the rate applicable to qualified dividends.

The Fund may engage in various investments such as put and call options on foreign currencies, foreign currency forward contracts, foreign currency futures contracts, and foreign currency swaps for the purpose of hedging the Fund’s foreign currency risk. The Fund may also use put and call options on broad-based international equity real estate indices (or exchange traded funds (“ETFs”) that replicate such indices) for the purpose of hedging the Fund’s foreign currency risk and protecting the Fund from large drawdowns in periods of market weakness. In addition, the Fund may use interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk.

The remainder of the Fund’s assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Illiquid and Restricted Securities. Although the Fund does not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. Government Securities”), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities (“bonds”) pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

ReFlow Liquidity Program

Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder in such Fund. In the event a Fund uses the ReFlow service, such Fund will pay a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. ReFlow’s purchases of Fund shares through the liquidity program are made on an investment-blind basis without regard to a Fund’s investment objective, policies or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow purchases the Fund’s lowest-cost share class at net asset value and will not be subject to any investment minimum applicable to such shares. At the Fund’s request, ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption-in-kind policies described under “Payment of Redemption Proceeds” on page 47 of this Prospectus.

Investment Risks

Australian Securities Risk (Third Avenue International Real Estate Value Fund only). Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors and, consequently, is susceptible to fluctuations in commodity markets. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services or changes in economic circumstances of these key trading partners may cause an adverse impact on the Australian economy.

Canadian Securities Risk (Third Avenue Value Fund only). The Fund may invest in, and/or have exposure to, Canadian Securities. The Canadian economy may be significantly affected by the U.S. economy because the U.S. is Canada’s largest trading partner and foreign investor. Canada’s largest exports are its natural resources, so the Canadian economy is dependent on the demand for, and supply and price of, natural resources, and any market developments that reduce the price of such goods could disproportionately affect the Canadian economy.

Commodities Risk. Prices of commodities, such as timber and oil, have historically been very volatile. Reductions in commodity prices will likely cause the prices of the securities of companies associated with the production of those commodities or holding real estate affected by those industries to decline.

Concentration Risk. The Third Avenue Real Estate Value Fund and Third Avenue International Real Estate Value Fund may concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted below under “Real Estate Risk.”

Currency Risk. The Funds’ investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds may determine not to hedge their foreign currency risk, the U.S. Dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. Dollar. This may occur even if the value of the investment in the currency’s home country has not declined.

Currency Hedging Risk. The Adviser may seek to hedge all or a portion of the Funds’ foreign currency risk. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.

Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. During periods of reduced market liquidity, a Fund may not be able to readily sell debt securities at prices at or near their perceived value. If a Fund needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Fund’s investments in these securities to decline. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. The prices of high-yield debt securities (“junk bonds”), unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Equity-Related Securities Risk. The Funds may invest in equity-related securities (such as convertible bonds, convertible preferred stock, warrants, options and rights). The price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock because of either a conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, a convertible security normally also will provide income and therefore is subject to interest rate risk.

ESG Strategy Risk. With regard to the Third Avenue International Real Estate Value Fund the Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund’s forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified by the ESG framework do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.

Focused Investing Risk. Although each Fund, except for the Third Avenue International Real Estate Value Fund, is a diversified investment company under the Investment Company Act of 1940 (the “Act”), the Funds’ investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that a Fund increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Fund does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Fund’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Fund from time to time may have an investment portfolio that is considered “non-diversified” by the Act despite its classification as a diversified investment company.

Foreign Securities and Emerging Markets Risk. Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile.

Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

German Securities Risk. The Funds may invest in, and/or have exposure to, German Securities. Investment in German issuers subjects the Funds to legal, regulatory, political, currency, security, and economic risks specific to Germany. Germany has a large export-reliant manufacturing and industrials sector and the German economy is dependent to a significant extent on the economies of, and trade relations with, certain key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Reduction in spending on German products and services, or a decline in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.

Hedging Risk (Third Avenue International Real Estate Value Fund only). The Fund may utilize put and call options for the purpose of hedging certain of the Fund’s risks. Options are a type of derivative instrument. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives, such as options, to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Imperfect correlation between the options and securities markets may detract from the effectiveness or efficiency of the attempted hedging.

The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. Successful use by the Fund of options on stock indices will be subject to its ability to correctly predict movements in the direction of the securities or of a particular market segment.

By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for significant loss.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies. Currency transactions may include foreign currency forward contracts, foreign currency swaps and foreign currency futures contracts. While futures contracts generally are liquid investments, under certain market conditions they may become illiquid. As a result, the Fund may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s investment in such contracts. Currency hedging can result in losses to the Fund if the currency being hedged fluctuates to a degree or in a direction that is not anticipated.

The market price of the Fund’s investments will change in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall, and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. A fund with a negative average portfolio duration may decline in value as interest rates decrease. Most high-yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

The Fund may utilize interest rate swaps and futures contracts (such as Treasury futures) to hedge against interest rate risk. To the extent the Fund uses Treasury futures, it is exposed to the additional volatility in comparison to investing directly in U.S. Treasury bonds. Futures can be less liquid and involve the risk that anticipated treasury rate movements will not be accurately predicted.

The risks associated with the instruments in this section may be significant. The utilization of these types of instruments can magnify losses more than other types of investments. The extent of losses to which the Fund may be exposed as a result of its use of these derivative instruments is not limited.

High-Yield and Distressed Risk. The Funds’ investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Funds to greater risks than if the Funds only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high-yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities.

Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Funds may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Hong Kong Securities Risks (Third Avenue International Real Estate Value Fund only). The Fund’s investment in Hong Kong-listed issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risk specific to Hong Kong. China is Hong Kong’s largest trading partner, both in terms of exports and imports. Any changes in the Chinese economy, trade regulations or currency exchange rates may have an adverse impact on Hong Kong’s economy.

●	Political and Social Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated, under the Sino-British Joint Declaration it signed in 1984, to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening its control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.

●	Economic Risk. The economy of Hong Kong is closely tied to the economy of China. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy, and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates.

Insolvency and Bankruptcy Risk. The Funds’ investments in obligations of stressed, distressed and bankrupt issuers, or those in conservatorship, including debt and preferred equity obligations that are in default, generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Funds of their entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Funds and can adversely affect the Funds’ return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Funds. To the extent that any such payments are recaptured from the Funds the resulting loss will be borne by the Funds and their investors. The Adviser, on behalf of the Funds, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that the Adviser’s participation would yield favorable results for the Funds, and such participation may subject the Funds to additional duties, liabilities and trading restrictions in a particular investment.

The Funds could lose more than the amount they invest. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Fund at any time, without penalty. If the securities pledged to the Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. The Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

The Fund could lose more than the amount it invests. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Fund at any time, without penalty. If the securities pledged to a Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of a Fund’s assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. A Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Japanese Securities Risk (Third Avenue Value Fund only): The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy, and adverse economic conditions in the U.S. or other trade partners may affect Japan.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Funds may not be able to sell these investments at the best prices or at the value the Funds place on them. In such a market, the value of such investments and a Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities (“junk bonds”) may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk. An unexpected increase in Fund redemption requests, including requests from shareholders who may own a significant percentage of a Fund’s shares, could cause the Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Fund’s share price and increase the Fund’s liquidity risk, Fund expenses and/or taxable distributions.

Management Risk. (Third Avenue Real Estate Value Fund only). The risk that the investment techniques and risk analyses applied by the Adviser, including but not limited to the Adviser’s integration of ESG factors into its analysis, will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the investment adviser and the individual portfolio manager in connection with managing the Fund.

Market Risk. Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Funds will similarly fluctuate and you could lose money. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on market value of fund investments could be significant and cause losses.

Recently, the outbreak of a novel and contagious form of coronavirus (“COVID-19”) has adversely impacted global economic activity and contributed to significant volatility in certain markets.

Non-Diversification Risk. Because the Third Avenue International Real Estate Value Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Real Estate Risk. In addition to general market conditions, the value of the Funds investing in real-estate related securities (particularly the Third Avenue Real Estate Value Fund and Third Avenue International Real Estate Value Fund, which focus their investments in real estate) will be affected by the strength of the real estate markets. Factors that could affect the value of the Funds’ holdings include the following:

●	overbuilding and increased competition;

●	increases in property taxes and operating expenses;

●	declines in the value of real estate;

●	lack of availability of equity and debt financing to refinance maturing debt;

●	vacancies due to economic conditions and tenant bankruptcies;

●	losses due to costs resulting from environmental contamination and its related clean-up;

●	changes in interest rates impacting property values, borrowing costs, and real estate security prices;

●	changes in zoning laws;

●	casualty or condemnation losses;

●	variations in rental income;

●	changes in neighborhood values; and

●	functional obsolescence and appeal of properties to tenants.

REIT and Real Estate-Related Investment Risk. To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs.

Small- and Mid-Cap Risk. The Funds may invest from time to time in smaller and mid-size companies (and the Third Avenue Small-Cap Value Fund focuses its investments in smaller companies) whose securities tend to be more volatile and less liquid than those of larger companies. This can adversely affect the prices at which the Funds can purchase and sell these securities, and thus the value of the Funds’ shares.

Style Risk. Value securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the securities’ intrinsic value or the expected value was misgauged. The Adviser may identify opportunities in industries that appear to be temporarily depressed. The prices of securities in these industries may tend to go down more than those of companies in other industries. Since the Funds are not limited to investing in stocks, a Fund may own significant non-equity instruments in a rising stock market, thereby producing smaller gains than a fund invested solely in stocks. Because of the Funds’ disciplined and deliberate investing approach, there may be times when a Fund will have a significant cash position. A substantial cash position can adversely impact a Fund’s performance in certain market conditions, and may make it more difficult for the Fund to achieve its investment objective.

United Kingdom Securities Risk. The Funds may invest in, and/or have exposure to, United Kingdom Securities. Investment in U.K. issuers may subject the Funds to regulatory, political, currency, security, and economic risks specific to the U.K. The U.K.’s economy relies heavily on the export of financial services to the U.S. and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the U.K.’s economy. In the past, the U.K. has been a target of terrorism. Acts of terrorism in the U.K. or against U.K. interests may cause uncertainty in the U.K.’s financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the U.K. economy. Until the economic effects of the departure of the U.K. from the European Union become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that the value of investments held by the Fund may be impacted.

The Investment Adviser and Distributor

Third Avenue Management LLC, 6 Grand Central at 666 3rd Avenue, Suite 1040, New York, NY 10017, is the investment adviser for each of the Funds. The Adviser manages each Fund’s investments and supervises the Funds’ daily business affairs, subject to the oversight of the Board of Trustees of Third Avenue Trust (the “Trust”), of which the Funds are series. The Adviser provides investment advisory services to one other open-end U.S. mutual fund with assets of approximately $85 million as of December 31, 2025. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) serves as distributor of the Funds. The Distributor is not affiliated with the Adviser or Affiliated Managers Group Inc., which owns an indirect majority equity interest in the Adviser. The Distributor receives no compensation from the Funds, although the Adviser pays the Distributor a fee for certain distribution-related services.

Advisory Fees

Third Avenue Value Fund paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rate of 0.90% after fee deferral) for the fiscal year ended October 31, 2025. Third Avenue Small-Cap Value Fund paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rate of 0.87% after fee deferral) for the fiscal year ended October 31, 2025. Third Avenue Real Estate Value Fund paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rate of 0.88% after fee deferral) for the fiscal year ended October 31, 2025. Third Avenue International Real Estate Value Fund paid the Adviser a fee equal to 0.90% of its average daily net assets (effective rate of 0.51% after fee deferral) for the fiscal year ended October 31, 2025.The Funds’ Semi-Annual Financials and Additional Information for the fiscal period ended April 30, 2025 contains a discussion of the basis of the Board of Trustees’ determination to continue these investment advisory arrangements.

The Adviser has contractually agreed, for a period of one year from the date of this Prospectus, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses). As it pertains to the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, Net Annual Fund Operating Expenses are capped at 1.15%, 1.40% and 1.05% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively. As it pertains to the Third Avenue International Real Estate Value Fund, Net Annual Fund Operating Expenses were capped at 1.00%, 1.25% and 1.00% of the average daily net assets of the Institutional Class, Investor Class and Z Class, respectively. The Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, and Third Avenue Real Estate Value Fund are subject to later reimbursement by the respective classes in certain circumstances. In general, for a period of up to 36 months from the time of any deferral, reimbursement, or payment pursuant to the above-described contractual expense limitations, the Adviser may recover from each class of the Funds fees deferred and expenses paid to the extent that such repayment would not cause the Net Annual Fund Operating Expenses of each class to exceed the contractual expense limitation amounts set forth above, but any repayment will not include interest. The Adviser’s recovery is limited to the lesser of the expense limitation at the time of the waiver and the time of recapture.

Portfolio Managers

The Statement of Additional Information (“SAI”) provides additional information about the Portfolio Managers’ compensation, additional accounts that they manage, and ownership of shares in the Fund(s) they manage. Each of the Portfolio Managers are also supported by Third Avenue’s securities analysts.

MANAGEMENT OF THE FUNDS

Matthew Fine, CFA

Mr. Fine is the Portfolio Manager of the Third Avenue Value Fund, Co-Portfolio Manager of the Third Avenue Small-Cap Value Fund, and was the Portfolio Manager of the Third Avenue International Value Fund prior to its reorganization into the Third Avenue Value Fund. Mr. Fine also serves as a member of Third Avenue’s Management Committee.

Mr. Fine joined Third Avenue in 2000 and began working with Third Avenue’s international team in an effort to identify investment opportunities in the wake of the Argentine crisis of 2001. He was promoted to Senior Research Analyst in 2008 and became Portfolio Manager of the Third Avenue International Value Fund in 2014. Mr. Fine assumed portfolio management responsibilities for the Third Avenue Value Fund and related portfolios in 2017. During his career, he has accumulated extensive global investment experience across developed and developing markets throughout North America, Latin America, Europe and Asia.

Mr. Fine holds a B.A. in Economics from Hamilton College. He is a member of The Economic Club of New York and a member of the Board of Trustees of Suffield Academy, where he serves as Chairman of the Investment Committee. Mr. Fine is a CFA Charterholder, and a member of the New York Society of Security Analysts.

Jason Wolf, CFA

Mr. Wolf has been a Portfolio Manager of the Third Avenue Real Estate Value Fund since September 2010 and has been involved with the Fund since he joined Third Avenue in 2004. He is the Co-Portfolio Manager of the Third Avenue Small-Cap Value Fund. Mr. Wolf also co-manages the Third Avenue Real Estate Opportunities Fund and the Third Avenue Real Estate Value Fund UCITS. Mr. Wolf also serves as a member of Third Avenue’s Management Committee. Previously, Mr. Wolf was an analyst of U.S. real estate equity securities for European Investors Inc. and U.S. debt securities with Moody’s. Before joining Moody’s he worked in direct real estate investment and management at Viceroy Investments and Trammel Crow Realty Advisors in Dallas.

Mr. Wolf has a B.B.A. in Finance and Real Estate from Southern Methodist University. He is a CFA Charterholder and is a member of the New York Society of Security Analysts.

Ryan Dobratz, CFA

Mr. Dobratz is the Co-Lead Portfolio Manager of the Third Avenue Real Estate Value Fund and the Third Avenue Real Estate Value Fund UCITS. In this role he assists in overseeing Third Avenue’s real estate strategies including the Firm’s investments in real estate equities, debt, restructurings, and other special situations. During his tenure as Portfolio Manager, the Funds have received the Best Global Real Estate Fund distinction from Lipper seven-times. He also serves as a member of Third Avenue’s Management Committee.

Prior to joining Third Avenue in 2006, Mr. Dobratz was a research analyst at Morningstar where he was the primary analyst on several North American real estate investment trusts, real estate holding companies, and homebuilders.

Mr. Dobratz holds an M.B.A. with distinction and a B.S. with honors in Business Administration from the University of Missouri. He is a CFA© Charterholder, has studied at the Imperial College of Science & Technology in London, England, and is a member of the CFA Society of Austin Society of Security Analysts and Economic Club of Texas. Mr. Dobratz is also active in value investing and listed real estate forums, frequently sharing insights through presentations, podcasts, and various media outlets.

Quentin Velleley, CFA

Quentin Velleley, CFA, is a Portfolio Manager to the Third Avenue International Real Estate Value Fund, which he has led since 2014. In November 2020 Mr. Velleley joined Third Avenue, along with the Fund’s transfer from REMS Group, where he was Chief Investment Officer and Portfolio Manager. Mr. Velleley has more than 20 years of experience in global real estate analysis, and prior to joining REMS he was a Director for Citigroup Global Markets where he was a senior member of the global real estate equity research team since 2005. Earlier in his career Mr. Velleley gained experience in commercial real estate corporate finance and consulting.

Mr. Velleley has a B.A. from the University of Melbourne, Australia, and a B.B Property from RMIT University, Australia. He is a CFA Charterholder and is a member of the CFA Society of Austin.

SHAREHOLDER GUIDE

HOW TO CHOOSE A SHARE CLASS

Investors can choose from among three classes of shares of a Fund: Investor Class, Institutional Class and Z Class. As described above, the classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class, it is important to consider your method of investing, directly with a Fund or through certain broker-dealers or other financial intermediaries, the amount you plan to invest and the expenses of each class.

Investor Class

The minimum initial investment for this class is $2,500. The Investor Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the net asset value (“NAV”) per share of the Investor Class. Shareholders in the Investor Class shares also pay distribution (12b-1) fees of 0.25%. See “Distribution (12b-1) Fees” in this Prospectus.

Institutional Class

The minimum initial investment for this class is $10,000. Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the NAV per share of the Institutional Class. Shareholders in the Institutional Class shares do not pay any distribution (12b-1) fees. Shareholders in the Fund who owned shares as of December 30, 2009, and who continue to hold shares (“Original Institutional Class Shareholders”), will hold Institutional Class shares regardless of their account size and are entitled to make additional purchases of, and to reinvest dividends and distributions in, Institutional Class shares with respect to their existing accounts in these Funds. Institutional Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Z Class

The minimum initial investment for this class is $25,000, and $5,000 for IRA accounts. Z Class shares have no up-front sales charges or deferred sales charges. Your entire purchase price is invested in Fund shares at the NAV per share of Z Class. Shareholders in Z Class shares do not pay any distribution (12b-1) or service fees. In addition, the Funds will not make any shareholder servicing, sub-transfer agency or administrative or recordkeeping payments. The Advisor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services on Class Z shares. Z Class shares may be offered without regard to the minimum initial investment requirement to investors purchasing such shares through qualified plans, wrap fee accounts or other fee-based programs.

Converting from one share Class to another share Class

If the current market value of your account in the Investor Class is at least $10,000, you may elect to convert that account from Investor Class to Institutional Class shares of the same Fund on the basis of relative NAVs. If the current market value of your account in the Institutional or Investor Class is at least $25,000 ($5,000 for IRA accounts), you may elect to convert that account from the Investor Class or Institutional Class to Z Class shares of the same Fund on the basis of relative NAVs. Converting between share classes may not be available at certain financial intermediaries, or there may be additional costs associated with this exchange charged by your financial intermediary. Because the NAV per share of each share class may be higher or lower than that of the share class at the time of conversion, a shareholder may receive a different number of shares than the number of shares converted, although the total dollar value will be the same. You may convert between share classes by calling Third Avenue Funds at (800) 443-1021 or your financial intermediary if you hold your investment in the Fund through a financial intermediary.

If the current market value of your Institutional Class shares account declines to less than $10,000 due to a redemption or exchange, we may convert your Institutional Class shares into Investor Class shares of the same Fund on the basis of relative NAVs. A shareholder may receive a different number of Investor Class shares than the number of Institutional Class shares converted, although the total dollar value will be the same. A Fund may also redeem your shares if your account balance falls below a certain amount. See “Redemption by the Funds” in this Prospectus. If you are one of the Original Institutional Class Shareholders, your account is exempt from this conversion.

If the current market value of your Z Class shares account declines to less than $25,000 due to a redemption or exchange, we may convert your Z Class shares into Institutional Class shares of the same Fund on the basis of relative NAVs. A shareholder may receive a different number of Institutional Class shares than the number of Z Class shares converted, although the total dollar value will be the same. A Fund may also redeem your shares if your account balance falls below a certain amount. See “Redemption by the Funds” in this Prospectus.

A conversion from one share Class to another share Class of the same Fund initiated by the shareholder, or from one share Class to another share Class of the same Fund pursuant to the preceding paragraphs should generally not be a taxable exchange for federal income tax purposes.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with a Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus, including possible fees for Original Institutional Class Shareholders purchasing additional shares. A Fund may also participate in programs with national brokerage firms that limit or eliminate a shareholder’s transaction fees, and the Investor Class shares may pay fees to these firms in return for services provided by these programs to shareholders.

The Adviser or its affiliates may pay certain costs of marketing the Funds or otherwise in connection with the sale or retention of shares (out of their own resources and not as an expense of a Fund). The Adviser or its affiliates may also share with affiliated or unaffiliated financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds; sponsor informational meetings, seminars and client awareness events; support marketing materials or business building programs; or pay third parties in connection with marketing to financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were made. These payment arrangements will not change the price an investor pays for shares of a Fund or the amount that the Fund receives to invest on behalf of the investor. You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of the Funds through any intermediary. In addition, for Investor or Institutional Class shares, the Adviser or its affiliates may also pay amounts to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative services, and a portion of these payments may be borne by the Funds. The amount of any of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries.

Distribution (12b-1) Fees

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay fees for selling and distributing its shares to its respective shareholders. The Plan permits the Investor Class to pay a 0.25% distribution (12b-1) fee. These fees are in addition to those described in the preceding section. The Plan provides that distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing, and promotional expenses. Because these distribution fees are deducted from the net assets of the Investor Class on an ongoing basis, they will have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class or Z Class shares of a Fund.

HOW TO PURCHASE SHARES

Price of Shares

The price of a Fund’s shares is based on its NAV. Each Fund values its assets, based on current market values when such values are available. The NAV per share of each Fund is calculated as follows:

Each Fund’s NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern Time (“ET”)) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which each Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. The amortized cost method of valuation may be used to value fixed income securities with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Purchasing Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open for trading. Investor, Institutional or Z Class shares of a Fund can be purchased either directly from the Fund, or through certain broker-dealers or financial intermediaries as described above, so long as they have an agreement with the Distributor, the Fund and/or the Adviser. To purchase Investor, Institutional or Z Class shares from a broker-dealer, the broker-dealer must be a bank or a member of the Financial Industry Regulatory Authority. You may or may not need to complete and sign an account application when purchasing through a broker-dealer or financial intermediary, depending on its arrangements with the Funds. The Funds generally will not accept new account applications to establish an account with a non-U.S. address (Army post office/Fleet post office and U.S. territories are acceptable) or for a non-resident alien. The Funds reserve the right to reject any purchase order. To purchase Investor, Institutional or Z Class shares directly from a Fund, you need to complete and sign a New Account Application (the “Application”) and send it, together with your payment for the shares, to the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing” or the “transfer agent”). See below for mailing instructions. Alternatively, you may complete the online version of the application by visiting our web site, www.thirdave.com.

Assuming BNY Mellon Investment Servicing or the Funds properly act on telephone or Internet instructions and follow reasonable procedures to protect against unauthorized transactions, neither BNY Mellon Investment Servicing nor the Funds will be responsible for any losses due to telephone or Internet transactions. You may be responsible for any fraudulent telephone or Internet order as long as BNY Mellon Investment Servicing or the Funds take reasonable measures to verify the order.

Paying for Shares

When purchasing shares directly from a Fund, you may pay by check payable to that particular Fund. The Funds will only accept checks drawn in U.S. currency on a domestic bank. Starter checks on newly established bank accounts will not be accepted. The Funds will not accept any of the following cash equivalents: money orders, travelers checks, cashier checks, bank checks, official checks and treasurers checks, foreign bank drafts, payable through checks or third-party checks, or other third party transactions. You will be charged (minimum of $20) for any check used for the purchase of Fund shares that is returned unpaid. If you purchase Fund shares by check, you may not receive redemption proceeds until there is a reasonable belief that the check has cleared, which may take up to fifteen calendar days after the purchase date. For shares purchase by Automated Clearing House (ACH), you will not receive your proceeds until payment for such shares has been received by the Fund, it may take up to 15 days for the Fund to receive payment from an ACH transaction. If you purchase shares through a broker-dealer or other financial intermediary, they are responsible for forwarding or arranging payment promptly. The Funds reserve the right to cancel any purchase order, and will do so, under ordinary circumstances, within 48 hours of receipt of the order. In the interest of economy and convenience to investors, the Funds no longer issue certificates representing Fund shares.

Paying for Shares by Mail

Initial Payments

If you are sending documents via U.S. mail, initial payments, together with your Application, should be sent to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

P.O. Box 534466

Pittsburgh, PA 15253-4466

or via express delivery, registered or certified mail to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

Attention: 534466

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Additional Payments

If you are sending documents via U.S. mail, additional payments, together with the payment stub from your account statement, should be sent to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

P.O. Box 534466

Pittsburgh, PA 15253-4466

or via express delivery, registered or certified mail to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

Attention: 534466

500 Ross Street, 154-0520

Pittsburgh, PA 15262

If your request to purchase, sell or exchange shares is received in correct form, by the close of the NYSE (normally 4pm ET), your transaction will be priced at that business day’s NAV. If your request is received in correct form after the close of the NYSE, your transaction will be priced at the next business day’s NAV.

Paying for Shares by Wire

For All Initial and Additional Payments

Please contact BNY Mellon Investment Servicing at (800) 443-1021 for current wire instructions.

Prior to sending a wire, please notify BNY Mellon Investment Servicing at (800) 443-1021, to insure proper credit to your account.

If your request to purchase, sell or exchange shares is received in correct form, by the close of the NYSE (normally 4pm ET), your transaction will be priced at that business day’s NAV. If your request is received in correct form after the close of the NYSE, your transaction will be priced at the next business day’s NAV.

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire. Your bank may charge a wire fee.

Telephone purchase orders will only be accepted from financial institutions that have been approved previously by the Funds or the Adviser, or by investors who have established ACH capabilities for an account.

Automated Clearing House (ACH) Purchase

Shareholders may purchase shares directly through the Funds’ website at www.thirdave.com. To choose this option, complete the Online Account Access section of the Application or make arrangements in writing. Only bank accounts held at domestic institutions that are ACH members may be used for Internet transactions. If your request to purchase, sell or exchange shares is received in correct form, by the close of the NYSE (normally 4pm ET), your transaction will be priced at that business day’s NAV. If your request is received in correct form after the close of the NYSE, your transaction will be priced at the next business day’s NAV.

Shares purchased via ACH will not be available for redemption until payment for such shares is received by the Fund, it may take up to 15 days for the Fund to receive payment from an ACH transaction. The Fund may alter, modify or terminate the Internet purchase option at any time.

Automatic Investment Plan

You may open an automatic investment plan for additional purchases. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund. The automatic investment plan can be initiated by calling BNY Mellon Investment Servicing at (800) 443-1021.

Minimum Investments

The minimum initial investment for the Investor Class of each Fund is $2,500 for a regular account and an IRA. The minimum initial investment for the Institutional Class of each Fund is $10,000. The minimum initial investment for Z Class of each Fund is $25,000 and $5,000 for IRA accounts. Additional investments for any class of each Fund must be at least $1,000 for a regular account and $200 for an IRA, unless you use the Funds’ Automatic Investment Plan. Under this plan, a predetermined amount, selected by you, will be deducted from your checking account. Additional investments under this plan are subject to a monthly minimum of $200. The Automatic Investment Plan option may be elected on the Application.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds. At the sole discretion of the Funds, the initial and any additional investment minimums may be waived for certain investors.

Individual Retirement Accounts

If you want to set up an IRA, you may obtain a Fund IRA Application and additional required forms by contacting BNY Mellon Investment Servicing at (800) 443-1021, or on the Funds’ website at www.thirdave.com. The account will be maintained by the custodian, BNY Mellon Investment Servicing Trust Company, which currently charges your account an annual maintenance fee of $20 per Fund. Fees are subject to change. Annual maintenance fees will automatically be deducted from the IRA account, unless a check for the fees is received by BNY Mellon Investment Servicing prior to December 15th of each year.

You may request distributions from your IRA via telephone. Distributions that would be accepted by means of a recorded phone conversation will include normal distributions (you have reached age 59 1/2) or premature distributions (before you reach age 59 1/2, with no known exceptions). Please be advised premature distributions from your retirement accounts may be subject to a 10% penalty from the Internal Revenue Service. For more information please contact BNY Mellon Investment Servicing at (800) 443-1021 or contact your tax advisor.

Other Retirement Plans

If you are self-employed, you may be able to purchase shares of the Funds through tax-deductible contributions to retirement plans for self-employed persons, known as Keogh Plans. However, the Funds do not currently act as a sponsor or administrator for such plans.

Fund shares may also be purchased for other types of qualified pension or profit sharing plans which are employer-sponsored, including deferred compensation or salary reduction plans, known as 401(k) plans, which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made. However, the Funds do not currently act as a sponsor or administrator for such plans.

HOW TO REDEEM SHARES

General

You may redeem your shares on any day during which the NYSE is open for trading, either directly from a Fund or through certain broker-dealers or other financial intermediaries. Fund shares will be redeemed at the NAV next calculated after your order is received in good order by a Fund or through certain broker-dealers or other financial intermediaries, so long as they have an agreement with the Distributor, the Fund and/or the Adviser. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount, your account may be closed at the discretion of the Adviser. See “Redemption by the Funds.”

By Mail

If you are sending documents via U.S. mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

P.O. Box 534466

Pittsburgh, PA 15253-4466

If you are sending documents via express delivery, registered or certified mail, send a written request, together with any share certificates that have been issued, to:

Third Avenue Funds

c/o BNY Mellon Investment Servicing

Attention: 534466

500 Ross Street, 154-0520

Pittsburgh, PA 15262

Written redemption requests, stock powers and any share certificates issued must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents.”

Telephone and Internet Redemptions

You may redeem shares by telephone or Internet by electing this service on the Application. You may thereafter redeem shares by telephone by calling BNY Mellon Investment Servicing at (800) 443-1021. You may redeem shares online by accessing your Third Avenue Funds account at www.thirdave.com. Transactions may be made on any business day until the close of the NYSE, normally 4:00 p.m., ET.

Redemption proceeds will be mailed to your address of record, or, if previously established, sent to your bank account via wire or ACH.

The Funds and BNY Mellon Investment Servicing will not be liable for following telephone or Internet instructions reasonably believed to be genuine. In this regard, BNY Mellon Investment Servicing will require personal identification information before accepting a telephone or Internet redemption order.

Please contact your broker-dealer or other financial intermediary for information on how to redeem your shares through them. A shareholder may incur a brokerage fee for such a transaction, no part of which is received by the Adviser or the Funds.

Important Note: If you do not want telephone or internet liquidation privileges to apply to your account, you can elect to opt out on your application or contact BNY Mellon Investment Servicing at (800) 443-1021.

Fees

The transfer agent currently charges a wire fee of $9 for payment of redemption proceeds by federal funds wire. The transfer agent will automatically deduct the wire fee from the redemption proceeds. Broker-dealers handling redemption transactions generally may charge a service fee.

Redemption by the Funds

The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. Each Fund reserves the right to redeem a shareholder account, other than an IRA account (after 30 days’ prior written notice and the opportunity to re-establish the account balance), when the market value of the Fund’s shares in the account falls, due to redemptions or exchanges, below $500 with respect to Investor Class shares of each Fund (except for IRAs), $2,500 with respect to Institutional Class shares of each Fund (except for Original Institutional Class Shareholders, which must only maintain a $500 minimum investment), or $5,000 with respect to Z Class shares of each Fund. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by Trust management on a case-by-case basis.

Payment of Redemption Proceeds

A Fund will usually make payment for redemptions of Fund shares within one business day, but not later than seven calendar days, after receipt of a redemption request. You should note that you may not receive redemption proceeds of recently purchased Fund shares that have been paid for by check or ACH until there is a reasonable belief that the payment has cleared, which may take up to fifteen calendar days after the purchase date.

Under normal circumstances, each Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. Each Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redeem in kind”), to the extent the composition of the Fund’s investment portfolio enables it to do so. Generally, a redemption in kind may be made under the following circumstances: (1) the Adviser determines that a redemption in kind (i) is more advantageous to the Fund than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Fund and (iii) is in the best interests of the Fund; (2) to manage liquidity risk (i.e., the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (3) in stressed market conditions; or (4) subject to the approval of the Fund’s board in other circumstances identified by the Adviser. Securities distributed in connection with any such redemption in kind may be a pro-rata portion of the Fund’s portfolio or a non-pro-rata portion of the Fund’s portfolio selected by the Adviser based upon various circumstances and subject to the Fund’s policies and procedures and any applicable laws or regulations. Any securities distributed in kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund has committed during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation or upon shareholder’s request and a Fund’s consent, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of TAM pursuant to the Trust’s policies and procedures, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. A portion of the redemption may include cash in lieu of delivering certain assets such as certain derivatives, restricted securities, odd lots, fractional shares and other assets that are not readily distributable. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

Wired Proceeds

If you request payment of redemption proceeds by wire transfer, payment will be transmitted only on days that commercial banks are open for business and only to the bank and account previously authorized by you on your application or separate signature guaranteed letter of instruction. Neither the Funds, nor the transfer agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Signature Guarantees/Other Documents

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests, or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $100,000, the address of record has changed within the past 30 days, or the proceeds are to be paid to a person or payee which is different from the address or payee information the Fund has on record. When the Funds require a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs may not be accepted. Call Third Avenue Funds toll-free at (800)-443-1021 for further information on obtaining a proper medallion signature guarantee.

Escheatment of Shares to State

If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state.

Systematic Withdrawal Plan - For Investor Class only

If you own or are purchasing shares of any Fund having a current value of at least $10,000, you may participate in a Systematic Withdrawal Plan. This plan provides for automatic redemption of at least $100 monthly, quarterly, semi-annually, or annually. You may establish a Systematic Withdrawal Plan by sending a letter to BNY Mellon Investment Servicing. Notice of all changes concerning the Systematic Withdrawal Plan must be received by BNY Mellon Investment Servicing at least two weeks prior to the next scheduled payment. Further information regarding the Systematic Withdrawal Plan and its requirements can be obtained by contacting BNY Mellon Investment Servicing at (800) 443-1021.

Frequent Trading

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds discourage frequent purchases and redemptions of Fund shares and will not knowingly accommodate frequent trading in Fund shares. The Board of Trustees of the Trust has adopted policies and procedures designed to prevent frequent trading in Fund shares, commonly referred to as “market timing,” because such activities are disruptive to the management of a Fund’s portfolio, and may increase Fund expenses and negatively affect a Fund’s performance. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and dilution in the value of their shares from traders seeking short-term profits from market momentum, time-zone arbitrage and other timing strategies.

The procedures of the Funds require that the Adviser monitor the trading activities of Fund accounts on a regular basis. If the Adviser determines, in its sole discretion, that an account shows a pattern of excessive trading and/or excessive exchanging among the Funds, it will then review the account’s activities and will bar the shareholder from future purchases, including purchases by exchange. Each Fund reserves the right to refuse a purchase order (including an order placed as part of an exchange) for any reason, including if the Adviser believes, in its sole discretion, that a shareholder is engaging in short-term trading activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary from a shareholder who has previously been barred from future purchases are not deemed accepted by the Funds and may be cancelled or revoked by the Funds. In the event that any purchase order is refused or revoked, the purchase price will be refunded as soon as possible.

The Funds monitor activity at the omnibus level in order to try to identify unusual trading patterns that may indicate short-term trading by individual accounts within the omnibus account. If the Funds do identify such activity, the Funds may instruct the intermediary to code the individual account “Redemption Only.” If the Funds determine that an account, plan or intermediary may not be acting properly to prevent short-term trading, the Funds have the right to access information about beneficial shareholder transactions in accounts held through omnibus accounts, benefit plans or other intermediaries and intend to do so. Utilizing these information rights will assist the Funds in preventing short-term trading, assessing redemption fees and administering or revoking waivers, although there is always some risk that a shareholder acting through such an intermediary might be able to engage in short-term trading to the detriment of the Fund without having to pay a redemption fee.

To assist in discouraging attempts to arbitrage pricing of securities, the Trust has retained a third-party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for certain equity securities. See “How to Purchase Shares-Price of Shares” above.

HOW TO EXCHANGE SHARES

Inter-Fund Exchange Privilege

You may exchange shares of a class of one Fund of the Trust for shares of the same class of another Fund of the Trust, in writing or by telephone, at NAV without the payment of any fee or charge. An exchange is considered a sale of shares and may result in capital gain or loss for federal and state income tax purposes.

If you want to use this exchange privilege, you should elect the service on your Application.

If the Funds or their designees receive exchange instructions in writing, by telephone at (800) 443-1021, or by Internet at www.thirdave.com in good order by the valuation time on any business day, the exchange will be effected that day.

General information about TAXES

Each shareholder and prospective investor’s particular tax situation is unique, and, therefore, the tax information in this Prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. Each Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, such Fund will not be required to pay federal income taxes on any income it distributes to shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. As more fully described in the SAI, a Fund is allowed to carry forward certain capital losses. If a Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, and all of any ordinary income and net capital gain from previous years that was not distributed and upon which no tax was paid, then such Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. Each Fund expects to distribute substantially all of its investment company taxable income and net capital gains at least annually.

Distributions. Distributions from investment company taxable income, which includes short-term capital gains, are subject to tax as ordinary income. A portion of these distributions may constitute “qualified dividend income” to individual shareholders, and corporate shareholders may be able to claim the corporate dividends received deduction with regard to a portion of such distributions. Distributions of net long-term capital gain are subject to tax as a long-term capital gain regardless of the length of time you have held Fund shares.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, to the extent of each shareholder’s basis in a Fund’s shares but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. If the return of capital distribution exceeds a shareholder’s cost basis, the excess amount will be capital gain, assuming you held your shares as a capital asset, and will be long-term or short-term capital gain depending on how long you have held your Fund shares.

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year. Shareholders automatically reinvesting distributions in the form of additional shares of the same class of the Fund will generally be treated for federal income tax purposes in the same manner as if they had received a cash distribution and will have a cost basis for federal income tax purposes in each share received equal to the NAV of a share of a Fund on the date of distribution.

If you purchase shares at a time when a Fund has recognized income or capital gains which have not yet been distributed, the subsequent distribution may result in taxable income to you even though such distribution may be, for you, the economic equivalent of a return of capital. Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of a Fund’s shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Sales or Exchange of Shares. You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. Any loss recognized by shareholders upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. A loss realized on the disposition of shares of a Fund will be disallowed to the extent identical (or substantially identical) shares are acquired, or received through reinvesting dividends and capital gains distributions in a Fund, in a 61-day period beginning 30 days before and ending 30 days after the date of such disposition. In that event, the basis of the replacement shares of a Fund will be adjusted to reflect the disallowed loss. You should be aware that an exchange of shares in a Fund for shares in another Fund is treated for federal income tax purposes as a sale and a purchase of shares, which may result in recognition of a gain or loss and be subject to federal income tax.

Medicare Contribution Tax. A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” (which generally includes dividend income and capital gains distributions from the Fund and net gains from the disposition of Fund shares) for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over $200,000 for U.S. individuals ($250,000, if married and filing jointly and $125,000 if married and filing separately).

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Investors should be sure to provide this information when they complete the Application. The current backup withholding rate is 24%. Backup withholding is not an additional tax. Any amount withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability.

Non-U.S. Shareholders. The Funds are required to withhold U.S. tax (at a 30% rate) on certain payments of dividends and redemption proceeds made to certain non-U.S. entities that do not qualify for reduced withholding rates under a treaty and fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, RICs, such as the Funds, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Funds will permit shareholders to elect from among several IRS accepted cost basis methods.

SHAREHOLDER SERVICES

Each Fund provides you with helpful services and information about your account:

●	A confirmation after every transaction (other than certain dividends, distributions, and reinvestments, for which you receive a statement within ten days of the quarter end);

●	An annual account statement reflecting all transactions for the year;

●	Tax information mailed after the close of each calendar year;

●	Financial statements of the Fund, mailed at least twice a year;

●	Shareholder reports are published twice per year and shareholder letters are published four times a year. Both are made available at www.thirdave.com;

●	24-hour automatic voice response service; and

●	Online account access through the Funds’ web site: www.thirdave.com.

As noted on the front cover of this Prospectus, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on Third Avenue’s website www.thirdave.com/fund-literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Please see the front cover of this Prospectus for more information.

The Funds pay for shareholder services but not for special services, such as requests for historical transcripts of accounts. BNY Mellon Investment Servicing currently charges $10 per year for duplication of historical account activity records, with a maximum fee of $100.

Distribution Options

You should specify on your Application how you wish to receive distributions. If no election is made on the Application, all distributions will automatically be reinvested in additional shares of that class of the Fund. Each Fund offers four options:

(1)	income dividends and capital gain distributions paid in cash;

(2)	income dividends paid in cash with capital gain distributions reinvested in additional shares of that class of the Fund;

(3)	income dividends reinvested with capital gain distributions paid in cash; or

(4)	both distributions automatically reinvested in additional shares of that class of the Fund.

Any distribution payments returned by the post office as undeliverable will be reinvested in additional shares of the same class of the applicable Fund at the NAV next determined.

Telephone Information

Your Account

Questions about your account, purchases, redemptions and distributions can be answered by BNY Mellon Investment Servicing Monday through Friday, 9:00 a.m. to 7:00 p.m., ET. Call toll free (800) 443-1021.

The Funds

Questions about the Funds and literature requests can be answered by the Funds’ telephone representatives Monday through Friday, 9:00 a.m. to 7:00 p.m., ET. Call toll free (800) 443-1021.

Transfer of Ownership

You may transfer Fund shares or change the name or form in which the shares are registered by writing to BNY Mellon Investment Servicing. The letter of instruction must clearly identify the account number, name(s) and number of shares to be transferred, and provide a certified taxpayer identification number by way of a completed new Application and W-9 form, and include the signature(s) of all registered owners, and any share certificates issued. The signature(s) on the transfer instructions or any stock power must be Medallion Guaranteed as described under “Signature Guarantees/Other Documents.”

Portfolio Holdings Disclosure

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a quarterly basis approximately 15 business days after quarter end by posting this information on its website and discloses substantially all of its portfolio holdings on a semi-annual basis through reports to shareholders or quarterly filings with the SEC within 60 days after fiscal quarter end. These disclosures are publicly available on an ongoing basis.

A description of the policies with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.thirdave.com.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Investor Class shares of the Third Avenue International Real Estate Value Fund have not commenced operations as of the date of this prospectus, and therefore no financial highlight information is presented for that class. The financial information shown below for the Third Avenue International Real Estate Value Fund for fiscal years prior to October 31, 2021 is that of the Predecessor Fund. For the Funds, these tables reflect data for the last five fiscal years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights for the fiscal years included herein have been derived from financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose unqualified report on the October 31, 2025 financial statements appears in the Funds’ Form N-CSR. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 2025 Form N-CSR, which is available upon request. Beginning with the fiscal year ended in 2021, the Third Avenue International Real Estate Value Fund’s fiscal year was changed from December 31 to October 31. The Financial Highlights for Third Avenue International Real Estate Value Fund for fiscal years prior to October 31, 2021 included herein have been derived from financial statements audited by the former independent registered public accounting firm of the Predecessor Fund.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Third Avenue Value Fund
	Year Ended October 31,
	2025		2024		2023		2022		2021
Investor Class:
Net asset value, beginning of year	$65.69		$58.38		$53.86		$53.43		$32.43
Income/(loss) from investment operations:
Net investment income@	1.35		1.61	±	1.81		1.88	^	0.61	‡
Net gain on investment transactions (both realized and unrealized)	12.19		8.26		5.66		0.28		20.60
Total from investment operations	13.54		9.87		7.47		2.16		21.21
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.42)		(1.22)		(1.47)		(0.40)		(0.21)
Distributions from net realized gain	(4.08)		(1.34)		(1.48)		(1.33)		-
Total dividends and distributions	(5.50)		(2.56)		(2.95)		(1.73)		(0.21)
Net asset value, end of year	$73.73		$65.69		$58.38		$53.86		$53.43
Total return[1]	22.42%		17.19%		14.15%		4.35%		65.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,040		$25,069		$18,765		$11,235		$9,735
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.38%		1.42%		1.47%		1.47%		1.47%
After fee waivers/expense offset arrangement[2]	1.38	%3,#	1.44	%4,†	1.45	%4,#	1.45	%5,#	1.45	%4,#
Ratio of net investment income to average net assets	2.10%		2.38	%±	2.94%		3.41	%^	1.19	%‡
Portfolio turnover rate	23%[6]		18%		16%		30%		18%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.37%.
4	The Fund incurred interest expense. For the years ended October 31, 2024, October 31, 2023 and October 31, 2021, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.39%, 1.40% and 1.40%, respectively.
5	The Fund incurred interest and excise tax expenses. For the year ended October 31, 2022, if interest and excise tax expenses had not been incurred, the ratio of operating expenses to average net assets would have been 1.40%.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
±	Investment income per share reflects special dividends received during the period which amounted to $0.30 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.94%.
^	Investment income per share reflects special dividends received during the period which amounted to $0.26 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 2.93%.
‡	Investment income per share reflects special dividends received during the period which amounted to $0.41 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.39%
†	The Adviser recovered a portion of its previously waived fees.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Third Avenue Value Fund
	Year Ended October 31,
	2025		2024		2023		2022		2021
Institutional Class:
Net asset value, beginning of year	$65.30		$58.21		$53.79		$53.40		$32.40
Income/(loss) from investment operations:
Net investment income@	1.51		1.71	±	1.51		1.40	^	0.66	‡
Net gain on investment transactions (both realized and unrealized)	12.07		8.27		6.10		0.89		20.64
Total from investment operations	13.58		9.98		7.61		2.29		21.30
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.58)		(1.55)		(1.71)		(0.57)		(0.30)
Distributions from net realized gains	(4.08)		(1.34)		(1.48)		(1.33)		-
Total dividends and distributions	(5.66)		(2.89)		(3.19)		(1.90)		(0.30)
Net asset value, end of year	$73.22		$65.30		$58.21		$53.79		$53.40
Total return[1]	22.70%		17.48%		14.45%		4.62%		66.02%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$763,000		$699,813		$642,983		$583,136		$591,858
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.14%		1.17%		1.20%		1.22%		1.22%
After fee waivers/expense offset arrangement[2]	1.15	%3,†	1.19	%4,†	1.20	%4,†	1.20	%5,#	1.21	%4,#
Ratio of net investment income to average net assets	2.36%		2.54	%±	2.48%		2.62	%^	1.32	%‡
Portfolio turnover rate	23%[6]		18%		16%		30%		18%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.14%.
4	The Fund incurred interest expense. For the years ended October 31, 2024, October 31, 2023 and October 31, 2021, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.14%, 1.15% and 1.15%, respectively.
5	The Fund incurred interest and excise tax expenses. For the year ended October 31, 2022, if interest and excise tax expenses had not been incurred, the ratio of operating expenses to average net assets would have been 1.15%.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
±	Investment income per share reflects special dividends received during the period which amounted to $0.30 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 2.10%.
^	Investment income per share reflects special dividends received during the period which amounted to $0.26 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.14%.
‡	Investment income per share reflects special dividends received during the period which amounted to $0.40 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.52%.
†	The Adviser recovered a portion of its previously waived fees.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Third Avenue Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Z Class:
Net asset value, beginning of year	$65.32	$58.23	$53.81	$53.41	$32.40
Income/(loss) from investment operations:
Net investment income@	1.83	1.83 ‡	1.68	1.45 ^	0.71 ±
Net gain on investment transactions (both realized and unrealized)	11.82	8.21	5.98	0.90	20.64
Total from investment operations	13.65	10.04	7.66	2.35	21.35
Less dividends and distributions to shareholders:
Dividends from net investment income	(1.66)	(1.61)	(1.76)	(0.62)	(0.34)
Distributions from net realized gain	(4.08)	(1.34)	(1.48)	(1.33)	-
Total dividends and distributions	(5.74)	(2.95)	(3.24)	(1.95)	(0.34)
Net asset value, end of year	$73.23	$65.32	$58.23	$53.81	$53.41
Total return[1]	22.82%	17.59%	14.56%	4.75%	66.19%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$29,654	$7,925	$3,690	$2,179	$2,059
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.08%	1.11%	1.14%	1.16%	1.16%
After fee waivers/expense offset arrangement2,#	1.06%[3]	1.08%[4]	1.11%[4]	1.11%[5]	1.11%[4]
Ratio of net investment income to average net assets	2.79%	2.70%‡	2.75%	2.71%^	1.42%±
Portfolio turnover rate	23%[6]	18%	16%	30%	18%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.05%.
4	The Fund incurred interest expense. For the years ended October 31, 2024, October 31, 2023 and October 31, 2021, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.04%, 1.05% and 1.05%, respectively.
5	The Fund incurred interest and excise tax expenses. For the year ended October 31, 2022, if interest and excise tax expenses had not been incurred, the ratio of operating expenses to average net assets would have been 1.05%.
6	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
‡	Investment income per share reflects special dividends received during the period which amounted to $0.30 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 2.26%.
^	Investment income per share reflects special dividends received during the period which amounted to $0.26 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.23%.
±	Investment income per share reflects special dividends received during the period which amounted to $0.40 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.62%.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Investor Class:
Net asset value, beginning of year	$20.67	$19.34	$19.63	$21.11	$14.94
Income/(loss) from investment operations:
Net investment income/(loss)@	0.01 ‡	0.05	0.04	(0.01)	(0.05)
Net gain on investment transactions (both realized and unrealized)	1.04	4.13	0.66	0.25	6.48
Total from investment operations	1.05	4.18	0.70	0.24	6.43
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.06)	(0.06)	-	-	-
Distributions from net realized gain	(2.10)	(2.79)	(0.99)	(1.72)	(0.26)
Total dividends and distributions	(2.16)	(2.85)	(0.99)	(1.72)	(0.26)
Net asset value, end of year	$19.56	$20.67	$19.34	$19.63	$21.11
Total return[1]	5.26%	23.19%	3.84%	1.23%	43.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$5,142	$5,806	$3,191	$2,814	$3,222
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.48%	1.48%	1.50%	1.57%	1.52%
After fee waivers/expense offset arrangement2,#	1.41%[3]	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.05%‡	0.23%	0.22%	(0.03)%	(0.24)%
Portfolio turnover rate	15%[4]	15%	21%	17%	20%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.40%.
4	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
‡

Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.27)%.

@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Institutional Class:
Net asset value, beginning of year	$21.44	$19.97	$20.22	$21.66	$15.29
Income/(loss) from investment operations:
Net investment income@	0.06 ‡	0.11	0.10	0.04	0.02
Net gain on investment transactions (both realized and unrealized)	1.09	4.25	0.67	0.26	6.61
Total from investment operations	1.15	4.36	0.77	0.30	6.63
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.11)	(0.10)	(0.03)	(0.02)	-
Distributions from net realized gains	(2.10)	(2.79)	(0.99)	(1.72)	(0.26)
Total dividends and distributions	(2.21)	(2.89)	(1.02)	(1.74)	(0.26)
Net asset value, end of year	$20.38	$21.44	$19.97	$20.22	$21.66
Total return[1]	5.57%	23.44%	4.11%	1.51%	43.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$160,923	$175,811	$158,156	$164,493	$170,187
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.23%	1.22%	1.25%	1.25%	1.24%
After fee waivers/expense offset arrangement2,#	1.16%[3]	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.29%	0.52%	0.49%	0.22%	0.08%
Portfolio turnover rate	15%[4]	15%	21%	17%	20%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.15%.
4	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
‡

Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.04)%.

@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Small-Cap Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Z Class:
Net asset value, beginning of year	$21.56	$20.06	$20.31	$21.75	$15.33
Income/(loss) from investment operations:
Net investment income@	0.06 ‡	0.12	0.12	0.06	0.03
Net gain on investment transactions (both realized and unrealized)	1.12	4.28	0.67	0.26	6.65
Total from investment operations	1.18	4.40	0.79	0.32	6.68
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.14)	(0.11)	(0.05)	(0.04)	-
Distributions from net realized gain	(2.10)	(2.79)	(0.99)	(1.72)	(0.26)
Total dividends and distributions	(2.24)	(2.90)	(1.04)	(1.76)	(0.26)
Net asset value, end of year	$20.50	$21.56	$20.06	$20.31	$21.75
Total return[1]	5.65%	23.56%	4.21%	1.61%	44.00%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,859	$1,423	$981	$672	$648
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.17%	1.15%	1.18%	1.19%	1.17%
After fee waivers/expense offset arrangement2,#	1.06%[3]	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	0.32%‡	0.59%	0.58%	0.30%	0.15%
Portfolio turnover rate	15%[4]	15%	21%	17%	20%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.
3	The Fund incurred ReFlow fees. For the year ended October 31, 2025, if ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.05%.
4	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
‡

Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.00%.

@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Investor Class:
Net asset value, beginning of year	$23.72	$17.82	$19.69	$28.57	$19.60
Income/(loss) from investment operations:
Net investment income@	0.20	0.06	0.13 ^	0.03 ‡	0.05 ±
Net gain/(loss) on investment transactions (both realized and unrealized)	3.55	6.94	(0.44)	(6.51)	9.07
Total from investment operations	3.75	7.00	(0.31)	(6.48)	9.12
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.13)	(0.24)	(0.11)	(0.08)	(0.15)
Distributions from net realized gain	(1.34)	(0.86)	(1.45)	(2.32)	-
Total dividends and distributions	(1.47)	(1.10)	(1.56)	(2.40)	(0.15)
Net asset value, end of year	$26.00	$23.72	$17.82	$19.69	$28.57
Total return[1]	16.27%	40.23%	(2.09)%	(24.84)%	46.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$20,240	$23,642	$17,903	$22,268	$36,975
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.42%	1.50%	1.45%	1.44%	1.43%
After fee waivers/expense offset arrangement2,#	1.41%[3]	1.41%[4]	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.84%	0.27%	0.65%^	0.12%‡	0.21%±
Portfolio turnover rate	16%[5]	5%	8%	12%	9%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.40%.
3	The Fund incurred tax expense and ReFlow fees. For the year ended October 31, 2025, if tax expense and ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.40%.
4	The Fund incurred tax expense. For the year ended October 31, 2024, if tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.40%.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
^	Investment income per share reflects a special dividend received during the period which amounted to $0.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.51%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been -0.10%.
±	Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been -0.13%.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Institutional Class:
Net asset value, beginning of year	$23.84	$17.91	$19.79	$28.71	$19.72
Income/(loss) from investment operations:
Net investment income@	0.27	0.12	0.18 ^	0.09 ‡	0.13 ±
Net gain/(loss) on investment transactions (both realized and unrealized)	3.57	6.96	(0.43)	(6.53)	9.09
Total from investment operations	3.84	7.08	(0.25)	(6.44)	9.22
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.19)	(0.29)	(0.18)	(0.16)	(0.23)
Distributions from net realized gains	(1.34)	(0.86)	(1.45)	(2.32)	-
Total dividends and distributions	(1.53)	(1.15)	(1.63)	(2.48)	(0.23)
Net asset value, end of year	$26.15	$23.84	$17.91	$19.79	$28.71
Total return[1]	16.58%	40.56%	(1.82)%	(24.64)%	47.05%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$335,008	$276,056	$231,769	$277,923	$434,586
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.17%	1.17%	1.19%	1.18%	1.16%
After fee waivers/expense offset arrangement2,#	1.16%[3]	1.16%[4]	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.08%	0.54%	0.91%^	0.37%‡	0.52%±
Portfolio turnover rate	16%[5]	5%	8%	12%	9%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.15%.
3	The Fund incurred tax expense and ReFlow fees. For the year ended October 31, 2025, if tax expense and ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.15%.
4	The Fund incurred tax expense. For the year ended October 31, 2024, if tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.15%.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
^	Investment income per share reflects a special dividend received during the period which amounted to $0.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.77%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been 0.16%.
±	Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.18%.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue Real Estate Value Fund
	Year Ended October 31,
	2025	2024	2023	2022	2021
Z Class:
Net asset value, beginning of year	$23.78	$17.88	$19.77	$28.68	$19.70
Income/(loss) from investment operations:
Net investment income@	0.30	0.14	0.20 ^	0.11 ‡	0.16 ±
Net gain/(loss) on investment transactions (both realized and unrealized)	3.55	6.94	(0.43)	(6.51)	9.07
Total from investment operations	3.85	7.08	(0.23)	(6.40)	9.23
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.21)	(0.32)	(0.21)	(0.19)	(0.25)
Distributions from net realized gain	(1.34)	(0.86)	(1.45)	(2.32)	-
Total dividends and distributions	(1.55)	(1.18)	(1.66)	(2.51)	(0.25)
Net asset value, end of year	$26.08	$23.78	$17.88	$19.77	$28.68
Total return[1]	16.69%	40.67%	(1.73)%	(24.55)%	47.21%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$12,694	$10,131	$8,041	$14,198	$31,033
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.10%	1.10%	1.11%	1.10%	1.08%
After fee waivers/expense offset arrangement2,#	1.06%[3]	1.06%[4]	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets	1.21%	0.63%	1.04%^	0.45%‡	0.63%±
Portfolio turnover rate	16%[5]	5%	8%	12%	9%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.05%.
3	The Fund incurred tax expense and ReFlow fees. For the year ended October 31, 2025, if tax expense and ReFlow fees had not been incurred, the ratio of operating expenses to average net assets would have been 1.05%.
4	The Fund incurred tax expense. For the year ended October 31, 2024, if tax expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.05%.
5	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind transactions.
^	Investment income per share reflects a special dividend received during the period which amounted to $0.03 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.90%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been 0.23%.
±	Investment income per share reflects a special dividend received during the period which amounted to $0.09 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.29%.
@	Calculated based on the average number of shares outstanding during the year.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Real Estate Value Fund
	Year Ended October 31,				Period from January 1, 2021 through October 31,		Year Ended December 31,
	2025	2024	2023	2022	2021*		2020
Institutional Class:
Net asset value, beginning of year/period	$12.33	$10.58	$10.56	$13.70	$11.93		$11.80
Income/(loss) from investment operations:
Net investment income@	0.32	0.25	0.42 ^	0.22 ‡	0.16	+	0.12
Net gain/(loss) on investment transactions (both realized and unrealized)	1.72	1.82	(0.18)	(3.05)	1.61		0.46 [1]
Total from investment operations	2.04	2.07	0.24	(2.83)	1.77		0.58
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.27)	(0.32)	(0.22)	(0.31)	-		(0.45)
Distributions from net realized gain	-	-	-	-	-		-
Total dividends and distributions	(0.27)	(0.32)	(0.22)	(0.31)	-		(0.45)
Net asset value, end of year/period	$14.10	$12.33	$10.58	$10.56	$13.70		$11.93
Total return[2]	16.99%	19.76%	2.12%	(21.14)%	14.84%[3]		4.89%
Ratios/Supplemental Data:
Net assets, end of year/period (in thousands)	$39,162	$35,865	$29,045	$12,074	$13,466		$10,672
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.51%	1.53%	1.72%	1.59%	2.08%[4]		1.69%[5]
After fee waivers/expense offset arrangement#	1.00%[6]	1.00%[6]	1.00%[6]	1.00%[6]	1.00%[4,6]		1.03%[7]
Ratio of net investment income to average net assets	2.51%	2.02%	3.68%^	1.79%‡	1.44	%4,+	1.17%
Portfolio turnover rate	54%	19%	10%	29%	35%[3]		47%

1	Includes redemption fees of less than $0.01 per share.
2	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
3	Not annualized.
4	Annualized.
5	Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.66% for the year ended December 31, 2020.
6	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.00%.
7	Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.00% for the year ended December 31, 2020.
*	The Third Avenue International Real Estate Value Fund changed its fiscal year end from 12/31 to 10/31 and is reflecting operations beginning on January 1, 2021.
^	Investment income per share reflects a special dividend received during the period which amounted to $0.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.55%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.62%.
+	Investment income per share reflects special dividends received during the year which amounted to $0.03 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.16%.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived a portion of its fees.

Third Avenue Trust

Financial Highlights

Selected data (for a share outstanding throughout each period) and ratios are as follows:

	Third Avenue International Real Estate Value Fund
	Year Ended October 31,				Period from January 1, 2021 through October 31,		Year Ended December 31,
	2025	2024	2023	2022	2021*		2020
Z Class:
Net asset value, beginning of year/period	$12.72	$10.93	$10.91	$14.15	$12.32		$11.93
Income/(loss) from investment operations:
Net investment income@	0.33	0.25	0.39 ^	0.23 ‡	0.16	+	0.13
Net gain/(loss) on investment transactions (both realized and unrealized)	1.78	1.89	(0.14)	(3.16)	1.67		0.46
Total from investment operations	2.11	2.14	0.25	(2.93)	1.83		0.59
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.26)	(0.35)	(0.23)	(0.31)	-		(0.20)
Distributions from net realized gain	-	-	-	-	-		-
Total dividends and distributions	(0.26)	(0.35)	(0.23)	(0.31)	-		(0.20)
Redemption fees	-	-	-	-	-		-
Net asset value, end of year/period	$14.57	$12.72	$10.93	$10.91	$14.15		$12.32
Total return[2]	17.04%	19.70%	2.12%	(21.17)%	14.85%[2]		4.98%
Ratios/Supplemental Data:
Net assets, end of year/period (in thousands)	$35,209	$28,679	$26,527	$27,303	$35,209		$28,709
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.45%	1.47%	1.64%	1.52%	2.07%[3]		1.59%[4]
After fee waivers/expense offset arrangement#	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[3,5]		1.03%[6]
Ratio of net investment income to average net assets	2.50%	2.00%	3.30%^	1.80%‡	1.47	%3,+	1.17%
Portfolio turnover rate	54%	19%	10%	29%	35%[2]		47%

1	Performance figures reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees, when applicable. Past performance is no guarantee of future results. Total return would have been lower if the Adviser had not waived certain expenses. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Not annualized.
3	Annualized.
4	Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.56% for the year ended December 31, 2020.
5	As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.00%.
6	Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs and dividend and interest expenses, would have been 1.00% for the year ended December 31, 2020.
*	The Third Avenue International Real Estate Value Fund changed its fiscal year end from 12/31 to 10/31 and is reflecting operations beginning on January 1, 2021.
^	Investment income per share reflects a special dividend received during the period which amounted to $0.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.17%.
‡	Investment income per share reflects a special dividend received during the period which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.62%.
+	Investment income per share reflects special dividends received during the year which amounted to $0.03 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 1.19%.
@	Calculated based on the average number of shares outstanding during the period.
#	The Adviser waived a portion of its fees.

Third Avenue Funds

6 Grand Central at 666 3rd Ave. Suite 1040

New York, NY 10017

Phone (212) 888-5222

Toll Free (800) 443-1021

www.thirdave.com

Investment Adviser

Third Avenue Management LLC

6 Grand Central at 666 3rd Ave. Suite 1040

New York, NY 10017

FOR MORE INFORMATION

More information on the Third Avenue Funds is available free upon request, including the following:

●	Shareholder Reports — Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Financials and Additional Information. The Funds’ Annual Financials and Additional Information contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during the last fiscal year.

●	Statement of Additional Information (SAI) — The SAI provides more detailed information about the Funds, is on file with the SEC, and is incorporated by reference (is legally considered part of this Prospectus).

You can obtain the Funds’ SAI and Shareholder Reports without charge, upon request, and otherwise make inquiries to the Funds by writing or calling the Funds at 6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017, (800) 443-1021 or (212) 888-5222.

The Funds’ Prospectus, SAI, Shareholder Reports and other additional information are available through the Funds’ website at www.thirdave.com.

Reports and other information about the Funds may be obtained, upon payment of a duplicating fee, by electronic request at the email address publicinfo@sec.gov. Reports and other information about the Funds are also available on the SEC’s Internet Web site http://www.sec.gov.

Third Avenue Trust’s SEC file number is 811-08039.

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2026

THIRD AVENUE TRUST

	Institutional Class	Investor Class	Z Class
Third Avenue Value Fund	TAVFX	TVFVX	TAVZX
Third Avenue Small-Cap Value Fund	TASCX	TVSVX	TASZX
Third Avenue Real Estate Value Fund	TAREX	TVRVX	TARZX
Third Avenue International Real Estate Value Fund	REIFX	REIYX	REIZX

This Statement of Additional Information (SAI) is not a prospectus and should be read together with the Funds’ Prospectus dated March 1, 2026. The Funds’ Annual and Semi-Annual Financials and Additional Information are incorporated by reference in this SAI (are legally considered part of this SAI). A copy of the Prospectus and the Funds’ reports to shareholders may be obtained without charge by writing to the Funds at 6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017, or by calling the Funds at (800) 443-1021 (toll free) or (212) 888-5222.

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GENERAL INFORMATION

This SAI is in addition to and serves to expand and supplement the current Prospectus of Third Avenue Trust (the “Trust”). The Trust is an open-end management investment company which currently includes three separate diversified investment series: THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, and THIRD AVENUE REAL ESTATE VALUE FUND, and one non-diversified investment series: THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND (each a “Fund” and collectively, the “Funds”). The THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND operated as the Third Avenue International Real Estate Value Fund (formerly, REMS International Real Estate Value-Opportunity Fund), a series of World Funds Trust (the “Predecessor Fund”). The Predecessor Fund was advised by Real Estate Management Services Group, LLC (the “Predecessor Adviser”) prior to Third Avenue Management LLC (the “Adviser”) assuming responsibilities as the interim adviser to the Predecessor Fund under an interim advisory agreement on November 23, 2020. Before the Fund commenced operations, substantially all of the assets of the Predecessor Fund were transferred to the Fund in a tax-free reorganization on April 12, 2021 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund were assumed by the Third Avenue International Real Estate Value Fund. Financial and performance information included herein prior to April 12, 2021 is that of the Predecessor Fund.

The Trust was organized as a statutory trust under the laws of the state of Delaware pursuant to a Trust Instrument dated October 31, 1996. At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc. (“Third Avenue Maryland”), a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of THIRD AVENUE VALUE FUND, a series of the Trust, pursuant to a merger agreement which was approved by a majority of Third Avenue Maryland’s shareholders on December 13, 1996. Upon this merger, all assets, privileges, powers, franchises, liabilities and obligations of Third Avenue Maryland were assumed by the Trust. Except as noted herein, all information about THIRD AVENUE VALUE FUND or the Trust, as applicable, includes information about its predecessor, Third Avenue Maryland.

As a non-diversified fund, the THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code’s test applies at the end of each fiscal quarter and generally requires that at least 50% of the value of the Fund’s total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolio of the Fund, which may adversely affect the performance of the Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

INVESTMENT POLICIES AND RISKS

The Prospectus discusses the investment objectives of the Funds and the principal investment strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.

The Funds expect to invest in a broad range of securities and other instruments subject to each Fund’s principal investment strategy. The particular types of investments and the percentage of a Fund’s assets invested in each type will vary depending on where the Funds’ investment adviser, Third Avenue Management LLC (the “Adviser”), sees the most value at the time of investment. The following is a description of the different types of investments in which the Funds may invest and certain of the risks relating to those investments.

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There is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act (defined below), including the so-called “Volcker Rule” and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the Securities and Exchange Commission (the “SEC”). Until any policy changes are finalized, it cannot be known whether the Funds and their investments or future investments may be positively or negatively affected or the impact of continuing uncertainty. Although it is impossible to predict the impact, if any, of these changes to the Funds’ business, they may adversely affect the Funds’ business, financial condition, operating results and cash flows.

EQUITY SECURITIES

The Funds may invest in equity securities. In selecting equity securities, the Adviser generally seeks issuing companies that exhibit the following characteristics:

(1)	A strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contingencies (as disclosed in footnotes to financial statements and as determined through research of public information);

(2)	Responsible management and control groups, as gauged by managerial competence as operators and investors as well as by an apparent absence of intent to profit at the expense of stockholders;

(3)	Availability of comprehensive and meaningful financial and related information. A key disclosure is audited financial statements and information which the Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics; and

(4)	Availability of the security at a market price which the Adviser believes is at a substantial discount to the Adviser’s estimate of what the issuer would be worth as a private company or as a takeover or merger and acquisition candidate.

Investing in equity securities has certain risks, including the risk that the financial condition of the issuer may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus in the value of a Fund’s shares). Equity securities are especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The value of the common stocks owned by a Fund thus may be expected to fluctuate.

In selecting preferred stocks, the Adviser will use its selection criteria for either equity securities or debt securities, depending on the Adviser’s determination as to how the particular issue should be viewed, based, among other things, upon the terms of the preferred stock and where it fits in the issuer’s capital structure. Preferred stocks are usually entitled to rights on liquidation which are senior to those of common stocks. For these reasons, preferred stocks generally entail less risk than common stocks of the same issuer. Such securities may pay cumulative dividends. Because the dividend rate is pre-established, and as these securities are senior to common stocks, they tend to have less possibility of capital appreciation.

Although the Adviser does not emphasize market factors in making investment decisions, the Funds are, of course, subject to the vagaries of the markets.

The Funds may invest from time to time, and the THIRD AVENUE SMALL-CAP VALUE FUND focuses its investments, in smaller companies whose securities tend to be more volatile and less liquid than securities of larger companies.

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CONVERTIBLE SECURITIES

The Funds may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of equity securities (generally common stock) of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both fixed-income and equity securities. Yields for convertible securities tend to be lower than for non-convertible debt securities but higher than for common stocks. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying security and therefore also will react to variations in the general market for equity securities and the operations of the issuer. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

DEBT SECURITIES

Each of the Funds intends its investment in debt securities to be, for the most part, in securities which the Adviser believes will provide above-average total returns, which can be generated from a combination of sources, including capital appreciation, fees and interest income. In selecting debt instruments for the Funds, the Adviser seeks the following characteristics:

1)	Reasonable covenant protection, price considered; and

2)	Total return potential substantially above that of a comparable credit.

In acquiring debt securities for the Funds, the Adviser generally will look for reasonable covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Adviser will also use its best judgment as to the most favorable range of maturities. The Funds may invest in “mezzanine” issues such as non-convertible subordinated debentures.

The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality is increased, the market values of debt securities generally rise. Conversely, when interest rates rise or perceived credit quality is lowered, the market values of debt securities generally decline. The magnitude of these fluctuations will be greater for securities with longer maturities.

MONEY MARKET FUNDS

The Funds may invest in the securities of money market mutual funds. Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

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MORTGAGE-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, but do not intend to invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Adviser believes that, under certain circumstances, many mortgage-backed securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels. The Funds intend to invest in these securities only when the Adviser believes, after analysis, that there is unlikely to be permanent impairment of capital as measured by whether there will be a money default by either the issuer or the guarantor of these securities.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. See “Debt Securities.” However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund that invests in such securities may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. The risks associated with the real estate industry will be more significant for a Fund to the extent that it invests in mortgage-backed (and other real estate-related) securities. These risks are heightened in the case of mortgage-backed securities related to a relatively small pool of mortgage loans. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) but also may be issued or guaranteed by other issuers, including private companies.

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Mortgage-backed securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-backed securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

The Funds’ investments in mortgage-based securities may include those that are issued by private issuers, and, therefore, may have some exposure to subprime loans as well as to the mortgage and credit markets generally. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-backed securities. Unlike mortgage-based securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

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However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to, and having many of the same risks as, the mortgage-related securities described above, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

COLLATERALIZED DEBT OBLIGATIONS

Each Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

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FLOATING RATE, INVERSE FLOATING RATE AND INDEX OBLIGATIONS

The Funds may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by the U.S. Government or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Funds will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which these Funds cannot or will not invest.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be a formula based on, or reflect the passing through of, floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. None of the Funds intend to invest more than 5% of each of its total assets in inverse floating rate securities. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

HIGH-YIELD DEBT SECURITIES

The Funds may invest in high-yield debt, which are securities rated below investment grade by some or all relevant independent rating agencies (Baa by Moody’s Investors Service, Inc. (“Moody’s”); below BBB by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Fitch Ratings (“Fitch”)) and unrated debt securities of similar credit quality, commonly referred to as “junk bonds.” See also “Debt Securities” and “Restricted and Illiquid Securities.” Such securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation, and may in fact be in default. The Funds also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND do not intend to invest more than 15% of their total assets in high-yield debt securities. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in high-yield debt securities. The ratings of Moody’s, Standard & Poor’s and Fitch represent their opinions as to the credit quality of the securities they undertake to rate (see Appendix A for a description of those ratings). It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, each such Fund depends on the Adviser’s credit analysis to identify investment opportunities. For the Funds, credit analysis is not a process of merely measuring the probability of whether a money default will occur, but also measuring how the creditor would fare in a reorganization or liquidation in the event of a money default.

The market price and yield of bonds rated below investment grade are more volatile than those of higher rated bonds due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, general market liquidity, and the risk of an issuer’s inability to meet principal and interest payments. In addition, the secondary market for these bonds is generally less liquid than that for higher rated bonds.

Lower rated or unrated debt obligations also present reinvestment risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

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The market values of these higher-yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. Companies that issue such bonds often are highly leveraged and may not have available to them more traditional methods of financing. Under adverse economic conditions, there is a risk that highly-leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under deteriorating economic conditions or rising interest rates, the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken significantly than that of issuers of higher-rated securities. The Funds may also purchase or retain debt obligations of issuers not currently paying interest or in default (i.e., with a rating from Moody’s of C or lower, Standard & Poor’s of C1 or lower or Fitch of B to C). In addition, these Funds may purchase securities of companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code or the equivalent in countries outside the U.S.

DISTRESSED AND DEFAULTED SECURITIES

The Funds also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy proceedings. The Funds’ investments in distressed securities typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. The THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND do not intend to invest more than 15% of their total assets in distressed securities. THIRD AVENUE VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in distressed securities.

Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to a company in which a Fund invests, a Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Funds adequately for the risks assumed.

A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Funds may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.

The Funds may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor. This may subject the Funds to litigation risks or prevent the Funds from disposing of securities. In a bankruptcy or other proceeding, a Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Funds will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Funds will be able to successfully defend against them.

Defaulted securities will be purchased or retained if, in the opinion of the Adviser, they may present an opportunity for subsequent price recovery, the issuer may resume payments, or other advantageous developments appear likely.

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ZERO-COUPON AND PAY-IN-KIND SECURITIES

The Funds may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and non-cash income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

LOANS, DIRECT DEBT AND RELATED INSTRUMENTS

The Funds may invest in loans and other direct debt instruments owed by a borrower to another party. The Funds may also from time to time make loans. These instruments represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND do not intend to invest more than 35% of their total assets in loans, direct debt and related instruments. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. The markets in loans are not regulated by federal securities laws or the SEC. No Fund will make loans, including loans of portfolio securities, in an amount exceeding 33 1/3% of its total assets (including such loans), except that direct investments in debt instruments (including, without limitation, high-yield bonds (commonly known as “junk bonds” or “junk debt”)), bank debt, convertible bonds or preferred stock, loans made to bankrupt companies (including debtor-in-possession loans), loans made to refinance distressed companies and other types of debt instruments shall not be deemed loans for the purpose of this limitation.

Senior Loans

The Funds may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are determined periodically on the basis of a floating base lending rate. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Funds invest primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Funds will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Funds invest may not be rated by a rating agency, will not be registered with the U.S. SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

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Loan Participations and Assignments

The Funds may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Funds may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between a Fund and the Borrower, together with Agent Banks, are referred herein as “Intermediate Participants.” A participation interest gives the relevant Fund an undivided interest in the security in the proportion that the relevant Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

The Funds also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between a Fund and the Borrower. The Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower, but also for the receipt and processing of payments due to the Fund under the security.

Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the relevant Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the relevant Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the relevant Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

The Funds also may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan (“Assignments”) from a third party. When a Fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender. The Funds may have difficulty disposing of Assignments because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds’ ability to dispose of particular Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

TRADE CLAIMS

The Funds may invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as these Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

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FOREIGN SECURITIES

THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND may invest in foreign securities investments which will have characteristics similar to those of domestic securities selected for each of these Funds. All of the Funds seek to avoid investing in securities in countries where there is no requirement to provide public financial information, or where the Adviser deems such information to be unreliable as a basis for analysis.

The value of a Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of a Fund’s securities and could favorably or unfavorably affect such Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are subject to accounting and reporting requirements that differ from those applicable to United States companies and that may be less informative. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency and other restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Funds may determine not to hedge or to hedge only partially their currency exchange rate exposure, the value of the net assets of the Funds as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of U.S. exchanges or markets. Accordingly, each Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. In buying and selling securities on foreign exchanges, the Funds may pay fixed commissions that may differ from the commissions charged in the United States. In addition, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investing in Europe

In a referendum held on June 23, 2016, the U.K. resolved to leave the European Union (“EU”) (“Brexit”), and the U.K. officially left the EU at the end of January 2020. Brexit has introduced uncertainties and instability in the financial markets. The Funds will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets that the Funds invest in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than it has been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. leaves the EU and seeks to negotiate the terms of its future trading relationships.

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Investing in China

The Funds may invest in Chinese securities. Investing in Chinese securities is riskier than investing in U.S. securities. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Participants in the Chinese market are subject to less regulation and oversight than participants in the U.S. market. This may lead to trading volatility, difficulty in the settlement and recording of transactions, and uncertainty in interpreting and applying laws and regulations. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in the economies of any of China’s key trading partners may adversely affect the securities of Chinese issuers. Regional conflict could also have an adverse effect on the Chinese economy.

The U.S. government may occasionally place restrictions on investments in Chinese companies. For example, in November 2020, an Executive Order was issued that prohibits U.S. persons from purchasing or investing in certain publicly-traded securities of companies identified as “Communist Chinese military companies” or in instruments that are designed to provide investment exposure to those companies. The companies identified may change from time to time. A fund may incur losses if more investors attempt to sell such securities or if the fund is unable to participate in an otherwise attractive investment. Securities that are or become prohibited may become less liquid and their market prices may decline. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

Investing in Hong Kong

Investments directly in or in ADRs with underlying shares organized, listed, or domiciled in Hong Kong are subject to certain risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. These and other factors could have a negative impact on the Fund’s performance.

Investing in Japan

The Funds may invest in Japanese securities. Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China, and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. While the Japanese economy has recently emerged from a prolonged economic downturn, some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, or other events, such as natural disasters, could have a negative impact on Japanese securities. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities.

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DEVELOPED AND EMERGING MARKETS

The Funds may invest in issuers located in both developed and emerging markets. The world’s industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world’s emerging markets generally include but are not limited to the following: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Investment in securities of issuers based in emerging markets entails all of the risks of investing in securities of foreign issuers outlined in the above section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Funds’ investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests. U.S. securities and accounting regulatory agencies continue to express concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.

Custodial services and other costs relating to investment in emerging markets are more expensive than in the United States in certain instances. Some markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively known as “Depositary Receipts”). Depositary Receipts are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in the U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their original markets and currencies. ADRs, GDRs and EDRs are subject to many of the same risks as the foreign securities to which they relate.

RESTRICTED AND ILLIQUID SECURITIES

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines adopted by the Board of Trustees. The Adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to a Fund.

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Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Adviser as the administrator of the Program (the “LRMP Administrator”). The LRMP Administrator has delegated its responsibilities to the Adviser’s Liquidity Working Group to serve as the LRMP Administrator for each Fund. The Board will review no less frequently than annually a written report prepared by the LRMP Administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” a Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to achieve its investment objective.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees of the Trust (the “Board”). The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly, the Fund will monitor their liquidity. The Fund will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Fund treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect a Fund’s liquidity.

The Funds may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. A Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g., tax consequences) to the Fund.

RELATIVELY NEW ISSUERS

The Funds may invest occasionally in the securities of selected relatively new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies may also lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers seek to sell the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

TEMPORARY DEFENSIVE INVESTMENTS

When, in the judgment of the Adviser, a temporary defensive posture is appropriate, a Fund may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in such Fund’s investment objective, and might impact the Fund’s performance. When a Fund invests for temporary defensive purposes, it may not achieve its investment objective.

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DEMAND DEPOSIT ACCOUNTS

The Funds may hold a significant portion of their cash assets in demand deposit accounts (“DDAs”) at the Funds’ custodian or another depository institutional insured by the Federal Deposit Insurance Corporation (the “FDIC”). DDAs are insured by the FDIC up to $250,000. The FDIC is an independent agency of the U.S. Government, and FDIC deposit insurance is backed by the full faith and credit of the U.S. Government.

BORROWING

Each Fund may also make use of bank borrowing as a temporary measure for extraordinary or emergency purposes, such as for liquidity necessitated by shareholder redemptions, and may use securities as collateral for such borrowing. Such temporary borrowing may not exceed 5% of the value of the applicable Fund’s total assets at the time of borrowing.

OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, a Fund may acquire securities of Underlying Funds in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of a Fund’s total assets, and (iii) 10% of the value of a Fund’s total assets when combined with all other Underlying Fund securities held by a Fund. A Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, and will permit a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters was effective on January 19, 2022, and as such, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

The Adviser may charge an advisory fee on the portion of a Fund’s assets that are invested in securities of other investment companies. Thus, shareholders may be responsible for a “double fee” on such assets, since both investment companies will be charging fees on such assets.

SIMULTANEOUS INVESTMENTS

Investment decisions for each Fund are made independently from those of the other Funds and accounts advised by the Adviser and its affiliates. If, however, such other accounts wish to invest in, or dispose of, the same securities as one of the Funds, available investments will be allocated equitably to each Fund and other accounts. This procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

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SECURITIES LENDING

The Funds may, but currently do not intend to, lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of its total assets (including the value of all assets received as collateral for the loan). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

None of the Funds engaged in securities lending activities during the fiscal year ended October 31, 2025.

RISK OF MINORITY POSITIONS AND CONTROL POSITIONS

The Funds, individually or together with other funds and accounts managed by the Adviser, may obtain a controlling or other substantial position in a public or private company, which may impose additional risks. For example, should the Funds or other funds and accounts managed by the Adviser obtain such a position, the Adviser may be required to make filings with the SEC, or foreign regulatory agencies, concerning its holdings and it may become subject to other regulatory restrictions that could limit the ability of the Funds to dispose of their holdings at the times and in the manner the Funds would prefer. In addition, it is possible, although unlikely, that the Funds might be deemed, in such circumstances, liable for environmental damage, product defects, failure to supervise, and other types of liability in which the limited liability characteristic of the business structure may be ignored.

Further, the Adviser may designate directors to serve on the boards of directors of Fund portfolio companies. The designation of representatives and other measures contemplated could create exposure to claims by a portfolio company, its security holders and its creditors, including claims that a Fund or the Adviser is a controlling person and thus is liable for securities law violations of a portfolio company. These control positions could also result in certain liabilities in the event of bankruptcy (e.g., extension to one year of the 90-day bankruptcy preference period) or reorganization of a portfolio company; could result in claims that the designated directors violated their fiduciary or other duties to a portfolio company or failed to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles; and could create exposure to claims that they have interfered in management to the detriment of a portfolio company. Notwithstanding the foregoing, neither the Funds nor the Adviser will have unilateral control of any portfolio company and, accordingly, may be unable to control the timing or occurrence of an exit strategy for any portfolio company.

In addition, the Funds may incur large expenses when taking control positions and there is no guarantee that such expenses can be recouped. Also, there is no guarantee that the Funds will succeed in obtaining control positions. This could result in the Funds’ investments being frozen in minority positions and could incur substantial losses.

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SHORT SALES

The Funds may, occasionally, engage in short sales. In a short sale transaction, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a short sale transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions.

COMMODITIES

The Funds may, but currently do not intend to, invest in commodities or commodity contracts and futures contracts, except in connection with derivatives transactions.

DERIVATIVES

The Funds may invest in various instruments that are commonly known as “derivatives.” The Funds may invest in derivatives for various hedging and non-hedging purposes, including to hedge against foreign currency risk, market volatility and concentration risk. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investments, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is also a range of risks associated with those uses. Futures are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to obtain exposure to a potentially large amount of financial assets and can, in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of a Fund. In most circumstances, derivatives will not be used to increase fund risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for a Fund. However, derivatives transactions typically involve greater risks than if a Fund had invested in the reference asset or obligation directly, since, in addition to general market risks, they may be subject to valuation risk, illiquidity risk, counterparty risk, credit risk and/or correlation risk. The use of derivatives for non-hedging purposes may be considered speculative.

The use of derivative instruments is subject to applicable regulations of the SEC, the Commodity Future Trading Commission (“CFTC”), various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. In particular, under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), a registered investment company’s derivatives exposure, which includes short positions for this purpose, is limited through a value-at-risk test and the Derivatives Rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. This new rule became operative in August 2022. The Derivatives Rule prescribes specific “value at risk” or “VaR” (further defined below) leverage limits that apply to a Fund with derivatives and other applicable transactions (although a Fund may qualify for the Limited Derivatives User Exception (as defined below)). VaR is an estimate of potential losses on an instrument or portfolio over a specified time horizon and at a given confidence level. A Fund may apply a relative VaR test or an absolute VaR test if the Fund’s derivative risk manager, if applicable, determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test. The limit under the relative VaR test is 200% of the VaR of a designated reference portfolio, which, very generally, may be a designated unleveraged index or the Fund’s securities portfolio excluding derivatives. If applicable, the limit under the absolute VaR test is 20% of the value of a Fund’s net assets. The Derivatives Rule also requires a Fund, if applicable, to appoint a derivatives risk manager, maintain a derivatives risk management program designed to identify, assess, and reasonably manage the risks associated with transactions covered by the rule, and abide by certain Board and other reporting obligations and recordkeeping requirements. However, subject to certain conditions, limited derivatives users (as defined in the Derivatives Rule) are not subject to the full requirements of the Derivatives Rule. A limited derivatives user must adopt written policies and procedures reasonably designed to manage the fund’s derivates risk. As of the date of this SAI, the Funds rely on the limited derivatives user exception and intend to do so going forward.

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Compliance with the Derivatives Rule could adversely affect the value or performance of a Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which a Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. The Derivatives Rule could limit a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund. Moreover, there may be asset coverage requirements for certain arrangements. In order to engage in certain transactions in derivatives, a Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The Funds have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodities Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA.

Certain Funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Funds continue to claim the exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to claim this exclusion, if a Fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets.

If a Fund were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Fund would withdraw its exclusion from the definition of CPO and the Adviser would become subject to regulation as a CPO with respect to that Fund. In addition, the Fund’s disclosure documents and operations would need to comply with all applicable CFTC regulations, in addition to all applicable SEC regulations. Compliance with these additional regulatory requirements may increase Fund expenses.

Options on Securities

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (covered options) in an attempt to increase income. However, in so doing the Funds may forgo the benefits of appreciation on securities sold pursuant to the call options or may pay more than the market price on securities acquired pursuant to put options.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, the Fund must sell the security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by a Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the Fund’s obligations. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund realizes income in the amount of the premium received for writing the option. If the put option is exercised, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

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A Fund may terminate or cover its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund realizes a profit or loss from a closing purchase transaction if the amount paid to purchase an option is less or more, respectively, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction for an option it has written, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) and the deferred credit related to such option is eliminated. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written are segregated on the books of the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option entitles the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increases above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remains at or below the exercise price during the option period.

A Fund normally purchases put options in anticipation of a decline in the market value of securities in the Fund (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s holdings. Put options also may be purchased by a Fund for the purpose of benefiting from a decline in the price of securities which a Fund does not own. A Fund ordinarily recognizes a gain if the value of the securities decreases below the exercise price sufficiently to cover the premium and recognizes a loss if the value of the securities does not sufficiently decline. Gains and losses on the purchase of protective put options tend to be offset by countervailing changes in the value of any underlying Fund securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the options markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options (“OTC Options”) transactions with broker-dealers who make markets in these options. The ability to terminate OTC Options positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfil their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Trustees conclude otherwise, the Fund intends to treat OTC Options and the assets used to “cover” OTC Options as not readily marketable and therefore subject to the Fund’s 15% limitation on investment in illiquid securities.

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Options on Securities Indices

In addition to options on securities, the Funds may purchase and write (sell) call and put options on securities indices. Such options will be used for the purposes described above under “Options on Securities.”

Options on stock indices are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund may, to the extent allowed by federal securities laws, invest in securities indices instead of investing directly in individual foreign securities. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate Fund securities to meet settlement obligations.

Options on Foreign Securities Indices

The Funds may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Funds may also purchase and write OTC Options on foreign stock indices. These OTC Options would be subject to the same liquidity and credit risks noted above with respect to OTC Options.

To the extent permitted by U.S. federal securities laws, a Fund may invest in options on foreign stock indices in lieu of direct investment in foreign securities. A Fund may also use foreign stock index options for hedging purposes.

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Futures Contracts and Options on Futures Contracts

The successful use of futures contracts and options thereon draws upon the Adviser’s skill and experience with respect to such instruments and usually depends on the Adviser’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts

Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated contracts markets by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges, and clear through their clearing corporations.

The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. Government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund provides or receives cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund incurs brokerage fees when it enters into futures contracts.

Except for futures contracts that are cash settled by their terms or as a result of arrangements entered into on behalf of a Fund with its futures brokers, the Funds must segregate at their custodian an amount of liquid assets equal to the aggregate potential contractual obligation in the contract. Other segregation requirements apply to cash settled futures or such other arrangements.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin lending requirements in the securities market.

Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.

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Futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser’s investment judgment about the general direction of the index or value of the underlying asset is incorrect, the overall performance of the Fund would be poorer than if they had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its Fund and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Domestic and Foreign Securities Indices

The Funds may enter into futures contracts providing for cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities which are intended to be purchased at a later date for a Fund.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks include a lack of correlation between the futures contract and the foreign equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Futures Contracts

The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. For example, when a Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Fund securities. For example, a Fund may purchase a put option on an interest rate sensitive futures contract to hedge its Fund against the risk of a decline in the prices of debt securities due to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of Fund securities which are the same as or correlate with the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund incurs a loss which is reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of Fund securities.

The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

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Swap Transactions

Swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional”) amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in U.S dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the Fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the Funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

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Credit Default Swaps

Each Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Equity Swaps

In an equity swap agreement one party typically makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying equity security or securities or an index of equity securities. Some equity swaps may involve both parties’ return being based on equity securities and/or indexes.

CURRENCY EXCHANGE TRANSACTIONS

Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Each Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

FORWARD CURRENCY EXCHANGE CONTRACTS

Each Fund may enter into foreign currency exchange contracts. A forward currency exchange contract (forward contract) is an obligation by a Fund to purchase or sell a specific currency at a future date. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward contract may not have a deposit requirement and may be traded at a net price without commission. A Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward contract. Neither spot transactions nor forward contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Adviser’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to securities transactions; however, the Adviser believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

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Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated fund securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and this will limit the Fund’s ability to use such contracts to hedge or cross-hedge its assets. The Funds’ cross hedges would generally entail hedging one currency to minimize or eliminate the currency risk of another, correlated currency. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which a Fund’s assets that are the subject of such cross-hedges are denominated.

OPTIONS ON FOREIGN CURRENCIES

Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which fund securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its Fund which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Fund may purchase call options on a foreign currency when the Adviser anticipates that the currency will appreciate in value.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Adviser anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of Fund securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

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A Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if a Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

A Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than the currency underlying the option but which is expected to move similarly. In such circumstances, a Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. A Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, a Fund’s ability to terminate OTC Options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Each Fund intends to treat OTC Options as not readily marketable and therefore subject to the Fund’s 15% limit on illiquid securities.

SPECIAL PURPOSE ACQUISITION COMPANIES

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. Investments in SPACs may be deemed illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

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CYBERSECURITY RISKS

The Funds and their service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Fund’s ability to calculate its NAV; impediments to trading for a Fund’s portfolio; the inability of Fund shareholders to transact business with the Fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

PORTFOLIO TURNOVER

There has not been any significant variation in the Funds’ portfolio turnover rate over the two most recently completed fiscal years. The Adviser does not anticipate significant variation in the portfolio turnover rate from that reported in the Funds’ Prospectus for the last fiscal year.

INVESTMENT RESTRICTIONS

For the benefit of shareholders, each Fund has adopted the following restrictions, which are FUNDAMENTAL policies and thus, together with the investment objectives of each Fund, cannot be changed without the approval of a majority of such Fund’s outstanding voting securities. As used in this SAI, any matter requiring approval of a “majority of the outstanding voting securities” of a Fund (or class of the Trust, as the case may be) means the vote at a shareholder meeting of (i) 67% or more of the voting securities of the Fund (or class of the Trust, as the case may be) present or represented, if the holders of more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be) are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or class of the Trust, as the case may be), whichever is less.

The following investment restrictions apply to each Fund. No Fund may:

1.	Borrow money or pledge, mortgage or hypothecate any of its assets except that each Fund may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of such Fund’s total assets when the borrowing is made. In no circumstances will the Funds pledge any of their assets in excess of the amount permitted by law.

2.	Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities or sale of its own securities, it may technically be deemed to be an underwriter under certain securities laws.

3.	Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

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4.	Issue any senior security (as defined in the 1940 Act). Borrowings permitted by Item 1 above are not senior securities.

5.	Invest 25% or more of the value of its total assets in the securities (other than Government Securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same industry or similar trades or businesses, or related trades or businesses.

6.	Invest 25% or more of the value of its total assets in any one industry or group of industries, except that THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND will invest more than 25% of their total assets in the real estate industry or real estate related industries or that own significant real estate assets at the time of investment. With respect to the THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND, a company is considered to be in a real estate-related industry if at least 50% of its gross revenues or net profits at the time of investment are derived from providing goods (e.g., building materials and/or supplies) or services (e.g., consulting, property management, brokerage, leasing, appraisals or insurance) to the real estate industry.

The following investment restriction applies to THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND and THIRD AVENUE REAL ESTATE VALUE FUND. No Fund may:

1.	Purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

As a FUNDAMENTAL policy, each of THIRD AVENUE VALUE FUND, THIRD AVENUE SMALL-CAP VALUE FUND, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND reserves the ability to make loans or to invest in commodities, real estate or interests in real estate without limitation, and each of these Funds expects to make such loans and investments from time to time in accordance with applicable law, including the lending of portfolio securities, making or purchasing interests in commercial loans, investments in commodities for hedging purposes and investments in partnership and other interests in real estate.

The Funds are required to comply with the above fundamental investment restrictions applicable to them only at the time the relevant action is taken. A Fund is not required to liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund’s net or total assets that causes it not to comply with the restriction at a future date. A Fund will not purchase any portfolio securities while any borrowing exceeds 5% of its total assets. In the unlikely event that borrowings exceeds 5% of a Fund’s assets at any time, the Adviser would take steps to reduce borrowings below this level within three days (not including Sundays and holidays). Additionally, if a Fund holds more than 15% of its net assets in illiquid investments that are assets, the administrator of the Trust’s Liquidity Risk Management Program shall make a report of such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the amount of the Fund’s illiquid investments is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of the Independent Trustees (as defined below), shall assess whether the Fund’s plans to bring its illiquid investments that are assets to or below 15% of its net assets continues to be in the best interest of the Fund.

As a NON-FUNDAMENTAL policy, under normal circumstances, each of THIRD AVENUE SMALL-CAP, THIRD AVENUE REAL ESTATE VALUE FUND and THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND will invest at least 80% of its net assets and any borrowing for investment purposes (measured at the time of investment) in securities of the type suggested by its name. None of these Funds will change its policy in this regard prior to providing its shareholders with at least 60 days’ advance notice.

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MANAGEMENT OF THE TRUST

Board of Trustees of the Trust

Board’s Oversight Role in Management. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board interacts with and receives reports from the Trust’s officers, senior personnel of the Adviser and the Trust’s other service providers. The Board’s audit committee and nominating and governance committee (each of which consists of three Independent Trustees (as defined below)) meets during their scheduled meetings, and between meetings the audit committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s principal financial officer. The Board also receives periodic presentations from the Trust’s officers, the Adviser and other service providers regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks to the Trust. In addition, the Adviser and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. The Board also receives reports from counsel to the Trust regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Trust’s Trustees not be “interested persons” (as defined in the 1940 Act) of the Trust and as such are not affiliated with the Adviser (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of the Trust’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, all of the Trust’s Trustees are Independent Trustees, including the Chairman of the Board. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with management, is appropriate in light of the specific characteristics and circumstances of the Funds, including, but not limited to: (i) the services that the Adviser and other service providers provide to the Funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by the Trust’s officers and employees of the Adviser; and (iii) the Board’s oversight of the Funds.

Information about Each Trustee’s Experience, Qualifications, Attributes or Skills. Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, are shown below. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Trust counsel has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate.

The Board evaluates its performance on an annual basis. In its annual evaluation of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board of Trustees’ overall composition so that the Board of Trustees, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth below as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

Several of the Trustees also serve on the boards of other fund complexes. Additional information about each Trustee is included in the table that describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses which the Board believes has prepared them to be effective Trustees.

Each of the Trustees oversees five mutual funds in the Fund Complex (defined below) that are advised by the Funds’ Adviser. The Fund Complex includes one portfolio in the Third Avenue Variable Series Trust and four portfolios in the Third Avenue Trust (the “Fund Complex”).

Correspondence intended for any Trustee, or Trust officer who is not a Trustee can be sent to Secretary of Third Avenue Trust, c/o Mr. Vincenzo A. Scarduzio, The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, DE 19809.

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Trustees and Officers

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser or Foreside Fund Services, LLC, the principal distributor of the Trust (“Distributor”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 103 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	5	FundVantage Trust (25 portfolios); Optimum Fund Trust (registered investment company with 6 portfolios); Polen Credit Opportunities Fund (registered investment company).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	5	FundVantage Trust (25 portfolios); Polen Credit Opportunities Fund (registered investment company).

Nicholas M. Marsini, Jr. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	5	FundVantage Trust (25 portfolios); Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Polen Credit Opportunities Fund (registered investment company).

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Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	5	FundVantage Trust (25 portfolios); Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Polen Credit Opportunities Fund (registered investment company).

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2019.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	5	FundVantage Trust (25 portfolios); Copeland Trust (registered investment company with 3 portfolios); Polen Credit Opportunities Fund (registered investment company).

(1)	The Fund Complex includes the Funds and one series of the Third Avenue Variable Series Trust (the “Fund Complex”).

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Principal Trust Officers

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2019.	Senior Vice President of Board Management of Tidal ETF Services LLC since August 2025; President of JW Fund Management LLC from June 2016 to July 2025; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

Christine S. Catanzaro Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation, or removal. Officer since 2022.	Vice President of Board Management of Tidal ETF Services LLC since August 2025; Financial Reporting Consultant from October 2020 to July 2025; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. Richard Keyes Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2019.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

Gabriella Mercincavage Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2019.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

John Canning Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee. The Audit Committee consists of Messrs. Christian, Mansur, Marsini and Wynne and Ms. Wolcott. The Audit Committee is directly responsible for the selection, compensation, retention and oversight of the work of the Trust’s independent auditors. During the Trust’s fiscal year ended October 31, 2025, the Audit Committee held four meetings. The Nominating and Governance Committee consists of Messrs. Christian, Mansur Marsini and Wynne and Ms. Wolcott. The Nominating and Governance Committee was formed on October 17, 2019 and is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. During the fiscal year ended October 31, 2025, the Nominating and Governance Committee held two meetings. Effective October 17, 2019, the Fair Value Committee was dissolved and a Valuation Committee was established under the Trust’s Fair Value Pricing Procedures. The Valuation Committee is comprised of the Trust’s President, Treasurer, CCO and at least one Trustee and reports to the Board on at least a quarterly basis.

For the Trust’s fiscal year ended October 31, 2025, the aggregate amount of compensation paid to each Trustee by the Trust and the Fund Complex is listed below.

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COMPENSATION TABLE

The following table sets forth the aggregate compensation paid to each of the Trustees for the Trust’s fiscal year ended October 31, 2025.

NAME OF TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF THE TRUST’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST
Robert C. Christian	$32,045	$0	$0	$32,045
Iqbal Mansur	$34,060	$0	$0	$34,060
Nicholas M. Marsini, Jr.	$39,500	$0	$0	$39,500
Nancy B. Wolcott	$32,000	$0	$0	$32,000
Stephen M. Wynne	$34,000	$0	$0	$34,000

TRUSTEE SHARE OWNERSHIP

The following chart provides information about each Trustee’s share ownership in the Funds and the Third Avenue Variable Series Trust as of December 31, 2025:

INDEPENDENT TRUSTEES

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES IN THE FUND COMPLEX
Robert J. Christian	None	None
Iqbal Mansur	None	None
Nicholas M. Marsini, Jr.	None	None
Nancy B. Wolcott	None	None
Stephen M. Wynne	None	None

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PRINCIPAL SHAREHOLDERS

The following persons owned of record, or were known to the Trust to beneficially own, 5% or more of the outstanding common stock of a class of a Fund as of February 2, 2026. Directors and officers, as a group owned less than 1% of each class of each Fund’s outstanding common stock as of such date.

THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INSTITUTIONAL CLASS
Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	25.33%

National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	21.82%

THIRD AVENUE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND INVESTOR CLASS
National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	34.54%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	24.35%

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THIRD AVENUE VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE VALUE FUND Z CLASS
Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	60.91%

National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	14.47%

THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND INSTITUTIONAL CLASS
National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	22.80%

Charles Schwab & Co., Inc. (1) Attn Mutual Fund OPS 101 Montgomery Street San Francisco, CA 94104-4122	20.33%

American Enterprise Investment Services Inc. (1) 707 2nd Ave S Minneapolis, MN 55402-2405	9.70%

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THIRD AVENUE SMALL-CAP VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL CAP VALUE FUND INVESTOR CLASS
Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	40.12%

National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	24.11%

Charles Schwab & Co Inc (1) Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	6.58%

Morgan Stanley Smith Barney LLC (1) For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York, NY 10004-1901	5.27%

Empower Trust FBO Certain Retirement Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	5.00%

THIRD AVENUE SMALL-CAP VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE SMALL-CAP VALUE FUND Z CLASS
National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	30.75%

Aleksandr Lyakhov c/o Third Avenue Management LLC 6 Grand Central at 666 3rd Ave. Suite 1040New York, NY 10017	25.72%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	22.50%

Richard Meade Flaherty and Linda Doorfee Flaherty JT TEN c/o Third Avenue Management LLC 6 Grand Central at 666 3rd Ave. Suite 1040 New York, NY 10017	12.11%

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THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INSTITUTIONAL CLASS
Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4122	29.88%

National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	16.79%

Raymond James (1) Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	13.71%

THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND INVESTOR CLASS
Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	40.20%

National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	26.39%

Empower Trust FBO Employee Benefits Clients 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	7.80%

Vanguard Marketing Corporation (1) 100 Vanguard Blvd. Malvern, PA 19355-2331	6.10%

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THIRD AVENUE REAL ESTATE VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE REAL ESTATE VALUE FUND Z CLASS
National Financial Services Corp. (FBO) our Customers (1) Attn. Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	38.80%

Ryan A. Dobratz c/o Third Avenue Management LLC 6 Grand Central at 666 3rd Ave. Suite 1040 New York, NY 10017	22.25%

Charles Schwab & Co Inc (1) Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105	14.96%

Jason A. Wolf and Melissa G. Wolf JTWROS c/o Third Avenue Management LLC 6 Grand Central at 666 3rd Ave. Suite 1040 New York, NY 10017	12.50%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	5.11%

THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND INSTITUTIONAL CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND INSTITUTIONAL CLASS
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456	23.04%

Charles Schwab & Co., Inc. (1) Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4122	19.84%

UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	16.76%

LPL Financial (1) Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, CA 92121	5.51%

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THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND Z CLASS

NAME AND ADDRESS	PERCENTAGE OF THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND Z CLASS
Mac & Co. (1) Attn Mutual Fund Operations 500 Grant St. RM 151-1010 Pittsburgh, PA 15258-2502	64.64%

Mac & Co. (1) Attn Mutual Fund Operations 500 Grant St. RM 151-1010 Pittsburgh, PA 15258-2502	19.40%

SEI Private Trust Company c/o Heartland 1 Freedom Valley Dr. Oaks, PA 19456-8878	8.60%

(1)	American Enterprise Investment Services Inc., Charles Schwab & Co. Inc., Mac & Co., LPL Financial, Morgan Stanley Smith Barney LLC, National Financial Services Corp., Raymond James and Vanguard Marketing Corporation are broker-dealers holding shares for the benefit of their respective clients who are beneficial owners of Fund shares.

INVESTMENT ADVISER

The investment adviser to the Trust is Third Avenue Management LLC. The parent company of the Adviser is Third Avenue Holdings Delaware LLC, which is majority owned by Affiliated Managers Group, Inc. (“AMG”), and the remaining portion is owned by the senior management of the Adviser, including key employees of the Adviser. The day-to-day activities of the Adviser, including all investment advice, are managed by the Adviser’s senior management.

The Adviser or its affiliates may pay certain costs of marketing shares of the Funds out of their own resources other than Z Class shares. The Adviser or its affiliates may also share with third party financial intermediaries certain marketing expenses or pay for the opportunity to distribute the Funds, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Adviser or its affiliates may also pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisers, retirement plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing and other administrative, shareholder or distribution-related services. These payments are in addition to any fees that may be paid by the Funds for these types or other services.

The amount of these payments is determined from time to time by the Adviser and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Funds available to their customers, and may result in the Funds having greater access to such parties and their customers than would be the case if no payments were paid. These payment arrangements will not change the price an investor pays for shares of any class of a Fund or the amount that a Fund receives to invest on behalf of the investor.

You may wish to inquire whether such arrangements exist when purchasing or selling or evaluating any recommendations to purchase or sell shares of any class of a Fund through any intermediary.

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INVESTMENT ADVISORY AGREEMENT

The investment advisory services of the Adviser are furnished to each of the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser supervises and assists in the management of the Trust, provides investment research and research evaluation, and arranges for execution of the Funds’ purchase and sale of securities and other assets. The Adviser is responsible for selecting brokers and seeking best execution in placing portfolio transactions with brokers and dealers (see “Portfolio Trading Practices” discussed below). The Adviser furnishes at its expense all necessary office equipment and personnel necessary for performance of the obligations of the Adviser and pays the compensation of officers of the Trust.

All other expenses incurred in the operation of the Funds and the continuous offering of their shares, including taxes, fees and commissions, bookkeeping expenses, fund employees, expenses of redemption of shares, charges of administrators, custodians and transfer agents, auditing and legal expenses and fees of outside Trustees are borne by the Trust. Any expense which cannot be allocated to a specific Fund will be allocated to all of the Funds based on their relative net asset values on the date the expense is incurred. From time to time, the Adviser may defer or waive receipt of its fees and/or assume certain expenses of a Fund and its classes, which would have the effect of lowering the expense ratio of the classes of the Fund and increasing return to investors.

The Advisory Agreement for each of the Funds will continue in effect from year to year if approved annually by the Board of the Trust or a majority of the outstanding voting securities of the Fund, and by vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty, upon 60 days’ written notice by either party to the other, and will automatically be terminated upon any assignment thereof.

For the investment advisory services provided by the Adviser, the Funds pay the Adviser a monthly fee at an annual rate of average daily net assets in each Fund as listed below.

Fund	Management Fee Rate
Third Avenue Value Fund	0.90%
Third Avenue Small-Cap Value Fund	0.90%
Third Avenue Real Estate Value Fund	0.90%
Third Avenue International Real Estate Value Fund	0.90%[1]

[1]	Prior to March 1, 2024, the Management Fee Rate was 1.00%.

For the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund, the Adviser has contractually agreed, for a period of one year from the date of this document, to defer receipt of advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to the percentages listed below of the average daily net assets of each Class of each Fund, subject to later reimbursement by the respective classes in certain circumstances (the “Expense Limitation Agreement”). For the Third Avenue International Real Estate Value Fund, the Adviser has contractually agreed, for a period of one year from the date of this document, to waive advisory fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest expenses, expenses of utilizing any redemption liquidity or management programs, brokerage commissions, acquired fund fees and expenses, dividend and interest expense on short sales and extraordinary expenses) to the percentages listed below of the average daily net assets of each Class of the Fund.

Fund	Institutional Class	Investor Class	Class Z
Third Avenue Value Fund	1.15%	1.40%	1.05%
Third Avenue Small-Cap Value Fund	1.15%	1.40%	1.05%
Third Avenue Real Estate Value Fund	1.15%	1.40%	1.05%
Third Avenue International Real Estate Value Fund	1.00%	1.25%	1.00%

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For the fiscal years ended October 31, 2023, 2024 and 2025, the advisory fees payable by the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue Real Estate Value Fund and the amounts waived and reimbursed, or recovered from previous periods, by the Adviser and the resulting fees paid to the Adviser were as follows:

Fund	Fee Payable For Fiscal Year Ended October 31, 2023	Fee Payable For Fiscal Year Ended October 31, 2024	Fee Payable For Fiscal Year Ended October 31, 2025
Third Avenue Value Fund	$6,666,616	$6,924,993	$6,555,856
Third Avenue Small-Cap Value Fund	$1,521,608	$1,612,788	$1,508,852
Third Avenue Real Estate Value Fund	$2,704,432	$2,706,845	$2,990,089
Third Avenue International Real Estate Value Fund	$510,571	$595,176	$568,999

Fund	Reduction or Recoupment in Fee For Fiscal Year Ended October 31, 2023	Reduction or Recoupment in Fee For Fiscal Year Ended October 31, 2024	Reduction or Recoupment in Fee For Fiscal Year Ended October 31, 2025
Third Avenue Value Fund	$33,198	$95,234	$77,070
Third Avenue Small-Cap Value Fund	$(164,313)	$(127,454)	$(122,906)
Third Avenue Real Estate Value Fund	$(129,980)	$(39,802)	$(34,830)
Third Avenue International Real Estate Value Fund	$(343,766)	$(319,148)	$(304,930)

Fund	Actual Fee Paid For Fiscal Year Ended October 31, 2023	Actual Fee Paid For Fiscal Year Ended October 31, 2024	Actual Fee Paid For Fiscal Year Ended October 31, 2025
Third Avenue Value Fund	$6,699,814	$7,020,227	$6,632,926
Third Avenue Small-Cap Value Fund	$1,357,295	$1,485,334	$1,385,946
Third Avenue Real Estate Value Fund	$2,574,452	$2,667,043	$2,955,259
Third Avenue International Real Estate Value Fund	$166,805	$276,028	$264,069

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PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of October 31, 2025, Jason Wolf managed or was a member of the management team for the following accounts (other than the THIRD AVENUE REAL ESTATE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$168 million	None	None
Other Pooled Investment Vehicles	1	$21 million	None	None
Other Accounts	None*	None	None	None

*	Mr. Wolf also manages 5 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2025, Ryan Dobratz managed or was a member of the management team for the following accounts (other than the THIRD AVENUE REAL ESTATE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	1	$21 million	None	None
Other Accounts	None*	None	None	None

*	Mr. Dobratz also manages 4 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

As of October 31, 2025, Matthew Fine managed or was a member of the management team for the following accounts (other than the THIRD AVENUE VALUE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$248 million	None	None
Other Pooled Investment Vehicles	1	$6 million	None	None
Other Accounts	8*	$28 million	None	None

*	Mr. Fine also manages 4 accounts totaling over $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

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As of October 31, 2025, Quentin Velleley managed or was a member of the management team for the following accounts (other than the THIRD AVENUE INTERNATIONAL REAL ESTATE FUND):

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1*	$332 thousand	None	None

*	Mr. Velleley also manages 3 accounts totaling under $1 million in the aggregate in a personal capacity and receives no advisory fee for these accounts.

Many, but not all, of the other accounts managed by Portfolio Managers of the Funds have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from management of the investments of the Funds and the investments of other accounts include: the Portfolio Managers’ allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to the Adviser for managing certain Funds may be less than the fees payable to the Adviser for managing other accounts, potentially motivating the Portfolio Managers to spend more time managing the other accounts; the proper allocation of investment opportunities that are suitable for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts.

The Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another, such as performance or higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes investment management and advisory services to numerous clients in addition to the Funds and the Fund Complex, and the Adviser may, consistent with applicable law, make investment decisions for other clients or accounts (including accounts which are private partnerships or have performance compensation or potentially higher fees paid to the Adviser, or in which Portfolio Managers have personal investments or an interest in the receipt of advisory fees) which may be the same as or different from those made for the Funds and the Fund Complex. The Adviser’s Code of Ethics generally prohibits the Adviser and all Adviser employees from purchasing any security held in any client account of the Adviser. However, there are situations that create a possibility that the Adviser or the Adviser’s affiliates, and any of the Adviser’s officers, directors, stockholders, or employees may have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, member, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors, or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, managers, board directors and employees of any of them has any substantial economic interest or possesses material non-public information. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.

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The Funds may hold interests in an entity that are of a different class or type than the class or type of interest held by another fund or client of the Adviser. For example, a Fund may hold mezzanine securities and a hedge fund controlled by the Adviser may hold senior securities. This would potentially result in other funds or Adviser clients being senior or junior to a Fund in the capital structure of such entity, which could mean that in a workout or other distressed scenario certain advisory clients or fund might be adverse to the Fund and some might recover all or part of the investment while another might not. In the event of such a conflict, the Adviser will work with the Board to properly discharge the Adviser’s duties to the Funds and other clients.

Circumstances may arise under which the Adviser determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, the Adviser will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but will not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for a Fund, the Adviser may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Fund with the average price. Each Portfolio Manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for any of the Funds.

PORTFOLIO MANAGER COMPENSATION

Compensation is structured so that key professionals benefit from staying with the Adviser. Each Portfolio Manager receives a fixed base salary and is eligible for a cash bonus. The bonus is determined at the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the long-term performance and the value of assets held in any one Fund and the performance of and assets under management of the Funds collectively as well as the portfolios managed for the Adviser’s other clients. Such factors may include comparisons to peer groups, competitors and firm wide goals and budgets. When Portfolio Managers also perform additional management functions within the Adviser, those contributions may also be considered in the determination of bonus compensation. Each Portfolio Manager who is a partner in the Adviser also receives a quarterly pro rata distribution based on the revenues of the Adviser as a whole.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of October 31, 2025, the end of the Trust’s most recently completed fiscal year, the dollar range of securities beneficially owned by each Portfolio Manager in the Fund he manages is shown below:

PORTFOLIO MANAGER	DOLLAR RANGE OF THE FUND’S SECURITIES OWNED
Matthew Fine	Third Avenue Value Fund: over $1 million Third Avenue Small-Cap Value Fund: $10,001-$50,000
Jason Wolf	Third Avenue Real Estate Value Fund: over $1 million Third Avenue Small-Cap Value Fund: $100,001 - $500,000
Ryan Dobratz	Third Avenue Real Estate Value Fund: over $1 million
Quentin Velleley	Third Avenue International Real Estate Value Fund: over $1 million

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DISTRIBUTOR

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Funds for the distribution of Fund shares. During the continuous offering of Fund shares, the Distributor devotes its best efforts to distribute, and to effect sales of, shares of the Funds, but is not obligated to sell any certain number of shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by a Fund.

The Distributor will furnish or enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of a Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically will furnish or enter into such agreements. With respect to Investor and Institutional Class shares, these financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from the Funds or the Adviser, rather than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, may be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Funds for its distribution services except that any distribution/service fees paid by a Fund pursuant to a Rule 12b-1 distribution plan is paid to the Distributor to pay financial intermediaries for distribution of shares of the Fund or for providing other services. Any excess distribution/service fee retained by the Distributor is not held for profit by the Distributor, but instead is used to pay for and/or reimburse the Adviser for distribution-related expenditures. Pursuant to an agreement between the Adviser and the Distributor, the Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement shall continue automatically for successive one-year periods, provided such continuance is specifically approved at least annually, with respect to a Fund, by (i) the Trust’s Board or (ii) the vote of a majority of the outstanding voting securities of a Fund, in accordance with Section 15 of the 1940 Act. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not less than 60 days’ written notice.

DISTRIBUTION (12b-1) FEES

The Funds have adopted a Distribution and Service Plan (the “Plan”) for the Investor Class shares that allows the Investor Class to pay a 0.25% fee for selling and distributing its shares and for providing service to its shareholders. The distribution fees may be paid to the Distributor to cover the Investor Class’ sales, marketing and other distribution-related expenses. Because these distribution fees, if any, are deducted from the net assets of the Investor Class on an ongoing basis, they have the effect of increasing the cost of your investment the longer you hold it and will result in lower total returns than an investment in the Institutional Class or Z Class shares of a Fund. For the fiscal period ended October 31, 2025, the Investor Class of THIRD AVENUE VALUE FUND paid fees pursuant to the Plan of $56,669, the Investor Class of THIRD AVENUE SMALL-CAP VALUE FUND paid fees pursuant to the Plan of $12,894, the Investor Class of THIRD AVENUE REAL ESTATE VALUE FUND paid fees pursuant to the Plan of $58,144 and the Investor Class of THIRD AVENUE INTERNATIONAL REAL ESTATE VALUE FUND paid fees pursuant to the Plan of $0.

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ADMINISTRATOR; TRANSFER AND DIVIDEND PAYING AGENT

The Trust has entered into a Transfer Agency Agreement with BNY Mellon Investment Servicing (U.S.) Inc., 500 Ross Street, 154-0520, Pittsburgh, PA 15262, pursuant to which BNY Mellon Investment Servicing (U.S.) will provide certain administration and accounting services, transfer agency, dividend disbursing and shareholder services to each Fund. The Trust has also entered into a Fund Accounting and Administration Agreement with The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, DE 19809, pursuant to which The Bank of New York Mellon will provide certain accounting and administration services to each Fund.

Prior to October 17, 2019, the Adviser provided certain administrative services to the Trust. Prior to June 30, 2018, each Fund paid the Adviser a fee calculated at an annual rate of 0.0055% of the average daily net assets of each respective Fund for administration services. Effective July 1, 2018, each Fund paid a fee at an annual rate of $70,000 per Fund for such services. The Adviser paid BNY Mellon an annual sub-administration fee for sub-administration services provided to the Trust equal to $167,350. During the fiscal years ended October 31, 2023, 2024 and 2025, the Funds paid fees to BNY Mellon for these services in the following amounts:

	2023	2024	2025
Third Avenue Value Fund	$232,977	$240,761	$216,041
Third Avenue Small-Cap Value Fund	$74,432	$74,834	$67,911
Third Avenue Real Estate Value Fund	$96,897	$99,083	$102,104
Third Avenue International Real Estate Value Fund	$75,443	$78,434	$72,448

CUSTODIAN

The Bank of New York Mellon (the “Custodian”) located at 240 Greenwich Street, New York, NY 10286, serves as custodian for the Funds pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of each Fund; (2) holds and transfers portfolio securities on account of each Fund; (3) accepts receipts and makes disbursements of money on behalf of each Fund; (4) collects and receives all income and other payments and distributions on account of each Fund’s securities; and (5) makes periodic reports to the Board concerning each Fund’s operations. The Custodian serves as each Fund’s foreign custody manager pursuant to the requirements of Rule 17f-5 under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 is the independent registered public accounting firm for the Funds. The independent registered public accounting firm audits the financial statements of the Funds following the end of each fiscal year and provides a report to the Board and shareholders of the results of the audit.

OTHER SERVICE PROVIDERS

The Trust has engaged Tidal ETF Services LLC, LLC, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 to provide persons to serve as Principal Executive Officer and Principal Financial Officer and provide various other services for the Trust. The Trust has engaged Chenery Compliance Group, LLC to provide on-going compliance services, including providing an individual to serve as the Chief Compliance Officer and Anti-Money Laundering Officer of the Trust.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures reasonably designed to prevent improper disclosure of the Funds’ portfolio holdings to third parties. Each Fund discloses its top ten portfolio holdings on a quarterly basis approximately 15 business days after quarter-end by posting this information on its website and discloses substantially all of its portfolio holdings on a semi-annual basis through reports to shareholders or quarterly filings with the SEC within 60 days after quarter end. These disclosures are public and are publicly available on an ongoing basis.

Other disclosures of portfolio holdings information will only be made following a determination by the Funds’ Chief Compliance Officer that the disclosures are for a legitimate business purpose and that the recipient has agreed in writing that it is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. No other officer or employee of the Trust or its affiliates is authorized to make such other disclosures without such a determination by the Chief Compliance Officer. The only parties that are currently authorized to receive additional information are service providers to the Funds - namely, the Adviser, BNY Mellon, Custodian, auditors, Charles River Development (portfolio management system), MarkIt (best execution analysis), and each of their respective affiliates and advisers, who receive such information regularly in the course of providing services for the Funds. It is not the present intention of the Funds to allow any disclosure beyond these parties. The Trustees will, on a quarterly basis, be provided with a list of any new recipients of portfolio information (along with information on the nature of the recipient and the details of the disclosures). Any such new recipient would also be required to confirm in writing both a duty of confidentiality and a duty not to trade on non-public information.

The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in connection with any disclosures of portfolio holdings. In light of the narrowly restricted group of parties that will receive non-public disclosure of portfolio holdings, the Trust believes that the foregoing procedures substantially eliminate the likelihood of conflicts regarding use of this information between the interests of shareholders and the interests of affiliates of the Trust, including the Adviser. In the event that the Chief Compliance Officer or other officer or employee of the Trust or an affiliate believes that a conflict has arisen, he or she is required to raise the matter for resolution in accordance with the Trust’s procedures for such potential conflicts. In addition, any unauthorized disclosures will be reported to the Board on at least a quarterly basis.

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, an “Ethics Code” and together, the “Ethics Codes”).

The Ethics Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Ethics Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Ethics Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Ethics Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Ethics Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Ethics Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Ethics Codes, including information about any material violations of the Ethics Codes. The Ethics Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

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PROXY VOTING POLICIES

The Trust, on behalf of the Funds, has delegated the responsibility of each Fund’s proxy voting to the Adviser. The Adviser has adopted proxy voting policies and procedures on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients. The Adviser’s Proxy Voting Committee, consisting of the Portfolio Managers and Research Analysts, determines how proxies shall be voted by applying the guidelines set forth in the Adviser’s proxy voting policy. The proxy guidelines address, for example, the elections of directors, classified boards, cumulative voting and blank check preferred stock. In virtually all instances, the Committee delegates the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. A member of the Compliance department (the “designee”), participates in decisions to present issues for a vote, fields any conflict issues, documents deviations from policy guidelines and documents all voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Director of Research or from other Portfolio Managers or Research Analysts who may have particular familiarity with the matter to be voted.

The Adviser will typically abstain from voting if it believes the cost to vote will exceed the potential benefit to clients. The most common circumstances where that may be the case involve foreign proxies. In addition, the Adviser may also be restricted from voting proxies of a particular issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

The Adviser’s Compliance Department oversees the administration of proxy voting and processing proxy votes in accordance with the Adviser’s proxy voting policy.

Should any Portfolio Manager, Research Analyst, member of Senior Management, or other employee at Third Avenue Management LLC (“TAM”) who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM’s CCO or Operating Committee Member. When presented with an actual or potential conflict in voting a proxy, the Head of Risk or Operating Committee Member shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of the Trust and obtaining direction on how to vote. The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law. A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B.

For anyone wishing to receive information on how a Fund of the Trust voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

●	on the Funds’ website at www.thirdave.com or

●	on a website maintained by the SEC at www.sec.gov.

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PORTFOLIO TRADING PRACTICES

In placing portfolio transactions with brokers and dealers, the Adviser seeks best execution which consists of an effort to obtain satisfactory service in the execution of orders at the most favorable prices (which in the case of principal transactions, include a reasonable mark-up or markdown and in the case of brokerage transactions, include reasonable commission rates). The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any commissions or other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all if selling large blocks is involved, the ability and willingness of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, confidentiality and the ability to minimize and clear up settlement issues. Such considerations are to a large degree qualitative in nature and are also weighed by management in determining the overall reasonableness of brokerage commissions paid.

Under its Advisory Agreements with the Trust, the Adviser has discretion to pay a greater amount if it, in good faith, determines that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, either in terms of that particular transaction or in fulfilling the overall responsibilities of the Adviser to the Funds. The Adviser will monitor any such payments to ensure it believes that they are reasonable in relation to the information and/or services being provided. In allocating any such portfolio brokerage payment, the Adviser considers any research, statistical and other factual information provided by various brokers from time to time to the Adviser, although the Adviser does not have, and does not intend to enter into, soft dollar arrangements with broker-dealers that require any certain commission amount. Such information as is received from time to time is available to the Adviser for the benefit of all clients, not just the clients paying the commissions on any particular trades. The products and services received by the Adviser in exchange for “soft dollar” research commissions paid are all within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934. The services received may include: proprietary research reports on individual issuers and industries (may be upon request or unsolicited), access to analysts, assistance in arranging meetings with executives of issuers (level of assistance may range from having executives visit the Adviser’s offices to scheduling a full itinerary for overseas trips visiting numerous executives at numerous issuers), and invitations to group presentations by analysts and/or issuer executives. The products and services are not received pursuant to a formal arrangement requiring a specific level of commissions in exchange for research. These products and services represent lawful and appropriate assistance to the Adviser in the performance of its investment making decision responsibilities, and the Adviser believes that commissions paid to brokers providing the products and services is reasonable in relation to the value of such products and services received (however, since research provided is not offered for an unbundled price, no specific dollar value can be assigned). The timing of the receipt of research information, and commissions directed to the broker providing the information, will not necessarily coincide. The research obtained through the payment of commissions by the Funds may be used to benefit other Adviser clients. Conversely, research obtained through the payment of commissions by other Adviser clients may be used to benefit the Funds. Total Fund commissions paid for research represented 91.12% of total commissions paid for research by all Adviser clients during the year ended December 31, 2025. As of December 31, 2025, the net assets of the Funds represented approximately 91.08% of all net assets managed by the Adviser.

Purchase and sale orders for securities held by a Fund may be combined with those for other Funds or clients of the Adviser in seeking the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Adviser determines that a particular security should be bought for or sold by more than one client, the Adviser undertakes to allocate those transactions among the participants equitably.

Since the value of services received in connection with these soft dollar commissions cannot reasonably be accurately valued, the following amounts each Fund paid to the top 10 recipients of soft dollar commissions for the most recent calendar year ended December 31, 2025 are provided as an indication of the value of such services.

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Third Avenue Value Fund (Total of 14 brokers received soft dollar commissions. Top 10 received 96.12%)

INSTINET INC	$204,967.20
JEFFERIES & COMPANY INC	$47,350.67
CLSA	$22,073.59
SCOTIA CAPITAL INC	$19,131.42
GOLDMAN SACHS	$17,307.08
BARCLAYS CAPITAL PLC	$13,447.28
JP MORGAN	$12,269.91
J & E DAVY	$11,773.60
CITIGROUP INC	$9,990.51
BERENBERG CAPITAL MARKETS	$5,976.54
$364,287.80

Third Avenue Small-Cap Value Fund (Total of 7 brokers received soft dollar commissions. Top 10 received 100%)

EVERCORE ISI GROUP	$26,887.53
VIRTU FINANCIAL	$20,181.48
BARCLAYS CAPITAL PLC	$9,287.59
INSTINET INC	$7,591.60
KEEFE BRUYETTE & WOODS INC	$7,475.40
JP MORGAN	$1,433.09
CITIGROUP INC	$767.88
$73,624.57

Third Avenue Real Estate Value Fund (Total of 10 brokers received soft dollar commissions. Top 10 received 100%)

INSTINET INC	$28,242.72
EVERCORE ISI GROUP	$11,029.31
BTIG LLC	$9,802.56
CLSA	$9,071.66
CITIGROUP INC	$7,732.04
BARCLAYS CAPITAL PLC	$6,052.49
JP MORGAN	$4,226.35
VIRTU FINANCIAL	$1,571.64
UBS SECURITIES LLC	$738.86
KEEFE BRUYETTE & WOODS INC	$555.36
$79,022.99

Third Avenue International Real Estate Value Fund (Total of 10 brokers received soft dollar commissions. Top 10 received 100%)

JP MORGAN	$27,113.68
INSTINET INC	$20,603.52
UBS SECURITIES LLC	$17,547.93
JEFFERIES & COMPANY INC	$4,932.31
KEMPEN & CO	$2,361.61
CLSA	$2,095.42
BTIG LLC	$1,070.42
J & E DAVY	$196.82
BERENBERG CAPITAL MARKETS	$169.93
BARCLAYS CAPITAL PLC	$135.94
$76,227.58

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The Adviser has a brokerage committee that reviews commissions paid to each broker by the Adviser’s clients and monitors the execution quality of the brokers used to execute portfolio transactions for its clients, including the Funds. The Adviser utilizes third party vendor reports to assist it in analyzing the quality of execution by the brokers and dealers it uses.

To the knowledge of the Funds, no affiliated person of the Funds receives give-ups or reciprocal business in connection with security transactions of the Funds. The Funds do not effect securities transactions through brokers in accordance with any formula, nor will they take the sale of Fund shares into account in the selection of brokers to execute security transactions. However, brokers who execute brokerage transactions for the Funds from time to time may affect purchases of Fund shares for their customers. The Board of the Trust has adopted policies and procedures that prohibit the direction of Fund transactions for compensation, promotion or distribution of Fund shares. The following are the brokerage commissions paid by each Fund for the fiscal years ended October 31, 2023, October 31, 2024 and October 31, 2025.

Third Avenue Value Fund, for the fiscal years ended October 31:

	2023	2024	2025
Total Brokerage Commissions Incurred	$522,566	$338,541	$366,038

Third Avenue Small-Cap Value Fund, for the fiscal years ended October 31:

	2023	2024	2025
Total Brokerage Commissions Incurred	$152,509	$79,102	$64,124

Third Avenue Real Estate Value Fund, for the fiscal years ended October 31:

	2023	2024	2025
Total Brokerage Commissions Incurred	$85,383	$42,264	$103,432

Third Avenue International Real Estate Value Fund, for the fiscal years ended October 31:

	2023	2024	2025
Total Brokerage Commissions Incurred	$56,914	$42,757	$98,754

The Funds may at times invest in securities of its regular broker dealers or a parent of their regular broker-dealers. During the fiscal year ended October 31, 2025, the Third Avenue Value Fund, Third Avenue Small-Cap Value Fund Third Avenue Real Estate Value Fund and Third Avenue International Real Estate Value Fund acquired no securities of their regular broker-dealers or a parent of its regular broker-dealers.

SHARE INFORMATION

All shares of the Funds when duly issued will be fully paid and non-assessable. Except as otherwise described in the Prospectus, shares have no pre-emptive, subscription or conversion rights and are freely transferable. The Trust currently consists of four series of Funds. The shareholders of the Funds have one vote for each share held on matters on which all shares of the Trust shall be entitled to vote. Each Fund (or class thereof) will vote separately on matters affecting only that Fund (or class thereof) or as otherwise required by law. The Trustees are authorized to classify or re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional funds with different objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

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Shares of the Funds have equal non-cumulative voting rights which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board. The shares of each Fund also have equal rights with respect to dividends, assets and liquidation of that Fund and are subject to any preferences, rights or privileges of any classes of shares of that Fund. The Trust is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes requiring shareholder approval, such as changing fundamental investment policies or upon the written request of 10% of the shares of the Funds to replace its Trustees.

PURCHASE ORDERS

Each Fund reserves the right, in its sole discretion, to refuse purchase orders. Without limiting the foregoing, a Fund will consider exercising such refusal right when it determines that it cannot effectively invest the available funds on hand in accordance with such Fund’s investment policies.

Certain financial intermediaries have made arrangements with the Funds so that an investor may purchase or redeem shares of any class at its NAV per share next determined after the financial intermediary receives the share order. In other instances, the Funds have also authorized such financial intermediaries to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf at the share price next determined of the applicable class after such designees receive the share order. Under these arrangements, a Fund will be deemed to have received a purchase or redemption order when the financial intermediary or, if applicable, a financial intermediary’s authorized designee, receives the share order from an investor.

REDEMPTION OF SHARES

The procedure for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus. In unusual circumstances, such as in the case of a suspension of the determination of NAV, the right of redemption is also suspended and shareholders will receive payment of the net asset value next determined after termination of the suspension. The right of redemption may be suspended or payment upon redemption deferred for more than seven days: (a) when trading on the New York Stock Exchange (“NYSE”) is restricted; (b) when the NYSE is closed for other than weekends and holidays; (c) when the SEC has by order permitted such suspension; or (d) when an emergency exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (a), (c) or (d) exist.

REDEMPTION IN KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund has committed during any 90-day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of such Fund at the beginning of such period. Should a redemption exceed such limitation or upon shareholder’s request and a Fund’s consent, a Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of TAM pursuant to the Trust’s policies and procedures, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. A portion of the redemption may include cash in lieu of delivering certain assets such as certain derivatives, restricted securities, odd lots, fractional shares and other assets that are not readily distributable. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

CALCULATION OF NET ASSET VALUE

PRICING OF SHARES. For the Fund, the NAV per share of the Fund is determined by dividing the value of the Fund’s net assets by the total number of the Fund’s shares outstanding. This determination is made by The Bank of New York Mellon, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Fund is open for business. The Fund is open for business on days when the Exchange is open for business.

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In valuing the Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price.

Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale), and foreign securities, will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as banks and financial institutions, insurance companies, dealers in securities, non-U.S. shareholders, tax-exempt or tax-deferred plans, accounts or entities, or shareholders who engage in constructive sale or conversion transactions). No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax considerations affecting the Funds and their U.S. shareholders (including U.S. shareholders owning a large position in a Fund), and the discussions set forth herein and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.

For purposes of this discussion, (1) a “U.S. shareholder” means a beneficial owner of stock that, for U.S. federal income tax purposes, is (A) an individual who is a citizen or resident of the United States, (B) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, the District of Columbia or any political subdivision thereof, (C) an estate, the income of which is subject to U.S. federal income taxation regardless of its source or (D) a trust, (i) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control the substantial decisions of the trust or (ii) if a valid election to be treated as a U.S. person is in place for it, and (2) a “non-U.S. shareholder” means a beneficial owner (other than a partnership) of stock that is not a “U.S. shareholder.” If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares in a Fund, the U.S. federal income tax treatment of a partner will generally depend upon the status of the partner and the tax treatment of the partnership. A partner of a partnership owning shares in a Fund should consult its tax adviser with regard to the U.S. federal income tax consequences of its investment in the Fund.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

Shareholders are urged and advised to consult their own tax adviser with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

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Each Fund has elected to be treated and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, such Fund will not be subject to U.S. federal income tax on its investment company taxable income including net short-term capital gain, if any, realized during any fiscal year to the extent that it distributes such income and gain to the Fund’s shareholders. As a regulated investment company, a Fund is not allowed to utilize any net operating loss realized in a taxable year in computing investment company taxable income in any prior or subsequent taxable year. A Fund may, however, subject to certain limitations, carry forward capital losses in excess of capital gains (“net capital losses”) from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. A Fund is permitted to carry forward net capital losses it incurs presently without any expiration date. Any such loss carryforwards will retain their character as short-term or long-term. Capital gains that are offset by capital loss carryforwards are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. As discussed below, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund’s taxable income, including any net capital gains, would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). As a result, cash available for distribution to shareholders and the value of the Fund’s shares may be reduced materially.

To qualify as a regulated investment company requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); and (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or the securities (other than the securities of other regulated investment companies) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”). In certain instances, the nature of a Fund’s investments could make it difficult to determine the Fund’s compliance with the Qualifying Income Requirement and/or the Diversification Requirement, although the Funds do not anticipate that this will affect their qualification as regulated investment companies. In addition, a Fund may be forced to liquidate certain of its investment assets in order to fund redemptions of its shares or distributions to its shareholders (as discussed below), or in order to comply with such asset diversification requirements. If a Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay U.S. federal income taxes on any income or gain it distributes to shareholders.

The Funds will either distribute or retain for reinvestment all or part of any net capital gain. If any such net capital gain is retained, the appropriate Fund will be subject to a tax of 21% of such amount. In that event, such Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, and each U.S. shareholder of such Fund (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, its share of such undistributed amount, (2) will be entitled to credit its proportionate share of the tax paid by such Fund against its U.S. federal income tax liability and to claim a refund to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of such Fund by the amount of the undistributed capital gains included in such shareholder’s gross income less the tax deemed paid by the shareholder. Although distributions by the Funds will generally be treated as subject to tax in the year in which they are paid, distributions declared by the Funds in October, November or December, payable to shareholders of record on a specified date during such month and paid by the Funds during January of the following year, will be deemed to be received on December 31 of the year the distribution is declared, rather than when the distribution is received.

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Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% non-deductible excise tax. To avoid the tax, each Fund generally must distribute during the calendar year, an amount equal at least to the sum of (1) 98% of its ordinary income for such calendar year (excluding, for these purposes, certain “specified gains and losses” as set forth in the Code), (2) 98.2% of its capital gains in excess of its capital losses (plus certain “specified gains and losses” as set forth in the Code) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not previously distributed and upon which no U.S. federal income tax was imposed.

If a Fund failed to qualify as a regulated investment company, such Fund would be subject to tax as a regular C corporation on its taxable income even if such income were distributed to shareholders. In addition, at the shareholder level, all distributions out of earnings and profits would be subject to tax as ordinary income. Such distributions may constitute “qualified dividend income” eligible for a maximum U.S. federal capital gain tax rate of 20% for individuals and certain other non-corporate taxpayers that meet certain requirements (including a minimum holding period requirement). Certain corporate shareholders may be eligible for a dividends received deduction subject to certain requirements under the Code. In addition, such Fund may be required to recognize unrealized gains, pay tax, and make distributions (which could be subject to interest charges) before requalifying to be subject to tax as a regulated investment company. If a Fund failed to qualify as a regulated investment company in any taxable year, cash available for distribution to shareholders and the value of the Fund shares could be reduced materially. In lieu of potential disqualification, a Fund may be permitted to pay a specified amount of tax for certain failures to satisfy the asset diversification or income requirements, which generally are those failures due to reasonable cause and not willful neglect or that are de minimis under the Code.

Certain of the Funds’ investment practices may be subject to special and complex provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income or gains to the Funds, disallow, suspend or otherwise limit the allowance of certain losses or deductions and impose additional charges in the nature of interest. These rules could therefore affect the character, amount and timing of distributions to U.S. shareholders. These provisions also (1) may require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were sold at the end of the Fund’s fiscal year) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

The qualifying income and asset requirements that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which such Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS Revenue Rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” In 2016, the IRS issued a notice stating it would not address what constitutes a “security” for purposes of Qualifying Income. In addition, the IRS requested comments as to whether the 2006 Revenue Rulings should be withdrawn. In 2019, the IRS concluded that it would not withdraw the 2006 Revenue Rulings at that time. Accordingly, each Fund’s ability to invest in derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

Gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. The U.S. federal income tax rules governing the taxation of swaps are not entirely clear and may require the Funds to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Funds do not anticipate that their activities in this regard will affect their qualification as regulated investment companies.

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If a Fund invests directly or indirectly through a real estate investment trust (“REIT”) in residual interests in real estate mortgage investment conduits (“REMICs”) or invests in a REIT that is a taxable mortgage pool or that has an interest in a taxable mortgage pool, a portion of the Fund’s income may be subject to U.S. federal income tax in all events. Excess inclusion income of a Fund generated by a residual interest directly in a REMIC or by an interest in a taxable mortgage pool through a REIT may be allocated to shareholders of such Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to certain tax-exempt investors and (iii) in the case of a non-U.S. shareholder will not qualify for any reduction in U.S. withholding taxes under any otherwise applicable income tax treaty or other exemption. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies and charitable remainder trusts) the Fund or a nominee may be liable for tax at the highest applicable corporate tax rate (currently 21%) on the excess inclusion income allocable to the disqualified organization and, in that case, we may reduce the amount of our distributions to any disqualified organization whose stock ownership gave rise to the tax by the amount of the tax that is attributable to such stock ownership. There may be instances, however, in which a Fund may be unaware of the amount of its share of the excess inclusion income from an underlying investment. In addition, a Fund’s investment in REIT equity securities may result in the Fund receiving cash in excess of investment company taxable income from such investment, which could result in some portion of a Fund’s cash distributions to shareholders being treated as a return of capital for U.S. federal income tax purposes (as described below).

Distributions by a Fund to its shareholders that a Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from the REITs it holds, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Income received by the Funds from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign jurisdictions and U.S. possessions which would reduce the yield on such investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may generally elect to pass eligible foreign taxes through to its shareholders, if more than 50% of such Fund’s total assets at the close of its fiscal year are invested in securities of foreign issuers. If a Fund makes this election, its shareholders would generally be allowed to decide whether to deduct such taxes or claim a foreign tax credit on their tax returns. An individual shareholder that does not itemize deductions may not claim a deduction for such taxes, and the ability to claim foreign tax credits may be subject to limitations. If such election is not made by a Fund, any foreign taxes paid or accrued will generally represent an expense to the Fund, which will reduce its investment company taxable income.

The Funds may invest in stocks of foreign corporations that are passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and consequently may be subject to U.S. federal income tax on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Funds to their shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of each Fund’s holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal U.S. federal corporate income tax rate in effect for the year to which such amount was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a taxable dividend to shareholders.

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The Funds may be able to elect to treat a PFIC as a “qualified electing fund,” in lieu of being taxable in the manner described in the immediately preceding paragraph, and to include annually in income their pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of such PFIC. In order to make this election, the Funds would be required to obtain annual information from the PFICs in which they invest, which information may be difficult to obtain, making such an election impracticable in many circumstances. Alternatively, the Funds may elect to mark-to-market at the end of each taxable year all shares that they hold in a PFIC. If a Fund makes this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any decrease in such value to the extent such decrease does not exceed prior increases. The mark-to-market and qualifying electing fund elections may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The rules for determining whether a foreign company is a PFIC, and the rules applicable to the taxation of PFICs, are highly complex and involve the determination of various factual matters that may not be within our control. Accordingly, certain adverse and unintended U.S. federal income tax consequences could arise to the Funds from investing in certain foreign companies. These adverse and unintended U.S. federal income tax consequences could include, among other things, the recognition of a significant net operating loss by a Fund which, as discussed above, the Fund would not be allowed to use in computing its investment company taxable income in any prior or subsequent taxable year.

The Funds may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, the Funds will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may be required to include in income certain fees that are treated as OID and required to be included in income for financial statement purposes when received (rather than when accrued into income under current law).

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

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Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and, thus, increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

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In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year). A Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules). These rules may affect whether gains or losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of each Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

The Funds may invest in distressed Instruments, which may later on be modified or exchanged for other Instruments in reorganizations or financial restructurings, either out of court or in bankruptcy. Such modification or exchange may be treated as a taxable event, even though no cash payment is received in connection with the modification or exchange, to the extent that it gives rise to “significant modification” within the meaning of Treasury Regulations. The determination of whether a modification or exchange is “significant”, however, is based on all of the facts and circumstances, except for certain “safe harbor” modifications specified in the Treasury Regulations. Thus, the IRS may take the position that the restructuring of an Instrument acquired by a Fund is a “significant modification” that should be treated as a taxable event even if the Fund did not treat the restructuring as a taxable event on its tax return.

The character and timing of a Fund’s taxable gains and losses may also be affected by various Code provisions including, but not limited to, those applicable to straddles, controlled foreign corporations, wash sales, short sales and various types of notional principal contracts, other derivatives, options, forwards and futures contracts. The body of law applicable to many of the investment instruments discussed above is complex, and in certain circumstances, not well developed. Thus, the Funds and their advisers may be required to interpret various provisions of the Code and Treasury Regulations, and take certain positions on the Funds’ tax returns, in situations where the law is somewhat uncertain.

Distributions made by a Fund from investment company taxable income (including distributions of any net short-term capital gains and tax-exempt interest) are taxable to U.S. shareholders as ordinary income to the extent of such Fund’s earnings and profits. Distributions of net capital gain (including amounts designated as net capital gain by a Fund and credited to shareholders but retained by the Fund) will be taxable to U.S. shareholders as long-term capital gains, regardless of how long such shareholders have held their shares. Distributions in excess of a Fund’s earnings and profits are treated as a return of capital for U.S. federal income tax purposes which will first reduce the adjusted tax basis of a U.S. shareholder’s stock and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholders (assuming the shares are held as capital assets).

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For individual U.S. shareholders, investment company taxable income, other than qualified dividend income, is currently taxed at a maximum U.S. federal income tax rate of 37%, while net capital gain and qualified dividend income generally will be taxed at a maximum U.S. federal income tax rate of 20%. Dividends paid by a Fund, other than distributions of net capital gain, will generally constitute qualified dividend income for individual U.S. shareholders (provided certain holding period and other requirements are met) to the extent that the Fund receives qualifying dividend income from domestic corporations (generally excluding real estate investment trusts) and certain qualifying foreign corporations. For corporate U.S. shareholders, both investment company taxable income and net capital gain are currently taxed at a flat U.S. federal income tax rate of 21%. Dividends paid by a Fund will ordinarily qualify for the dividends-received deduction for corporations to the extent that they are derived from dividends paid by domestic corporations (generally excluding real estate investment trusts). Distributions to corporate U.S. shareholders of net capital gain are not eligible for the dividends-received deduction. The tax treatment of distributions whether paid in cash or additional shares is the same. To the extent securities held by a Fund have appreciated when an investor purchases shares of a Fund, a future realization and distribution of such appreciation will be taxable to U.S. shareholders even though it may constitute, from an investor’s standpoint, a return of capital.

A redemption of shares is taxable to you for U.S. federal income tax purposes whether the redemption proceeds are paid in cash or in kind using securities from the applicable Fund’s portfolio. A redemption, whether in cash or in kind, would generally not be taxable to the Funds. You will generally recognize taxable gain or loss on a sale, exchange or redemption of shares in an amount equal to the difference between the amount received and your cost basis in such shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. shareholder’s hands, and will be long-term or short-term depending upon such shareholder’s holding period for the shares. Any loss realized on a redemption or sale of shares will be disallowed to the extent substantially identical shares are purchased, or received through reinvesting dividends and capital gains distributions in a Fund, within the 61-day period beginning 30 days before and ending 30 days after the date of the redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a U.S. shareholder on the sale of a share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by such shareholder with respect to such share.

The U.S. federal tax law generally requires that the cost basis and holding period of mutual fund shares be reported to both the Internal Revenue Service and shareholders for sales, redemptions or exchanges of mutual fund shares that are acquired on or after January 1, 2012. This information will generally be reported on Form 1099-B. Shares in a Fund acquired before January 1, 2012, and shares in a Fund owned by C-corporations and certain tax-deferred/retirement accounts are generally excluded from cost basis reporting. The cost basis of a share is generally the purchase price, adjusted for dividends, returns of capital and other corporate actions. For purposes of reporting cost basis and holding period to the Internal Revenue Service, cost basis and holding period will be calculated using the Funds’ default method unless you instruct the Funds to use one of the other cost basis reporting methods offered by the Funds. If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account. The applicable cost basis method will be used to determine which specific shares you are treated as selling when there have been multiple purchases on different dates at differing share prices (i.e., blocks), and the entire position is not sold at one time. Therefore, the cost basis method used may impact the amount of the capital gain or loss recognized and the character (long-term or short-term) of such gain or loss. The Funds do not recommend any particular method of determining cost basis. The Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders and their tax advisers should carefully review the cost basis information provided by the Funds. You are encouraged to consult your tax adviser regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should select. Additional information about cost basis reporting and the cost basis methods which are available to the Funds’ shareholders can be found on our website: www.thirdave.com.

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A U.S. person that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% “net investment income tax” on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A Fund shareholder’s net investment income will generally include dividend income, capital gains distributions from the Fund, net capital gains retained by the Fund and net gains from the disposition of Fund shares, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. person that is an individual, estate or trust, you are urged to consult your tax advisers regarding the applicability of the net investment income tax to your income and gains in respect of your investment in a Fund’s shares.

The Funds will backup withhold for U.S. federal income taxes at the required rate (currently 24%) on all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate U.S. shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability.

Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 37% in the case of individuals and 21% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (“USRPIs”), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the Code and Treasury Regulations) then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of such Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return. In addition in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the Code and Treasury Regulations), distributions of such Fund that are attributable to gains from the sale or exchange of shares in USRPIs may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

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The Foreign Account Tax Compliance Act (“FATCA”) imposes extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The Funds are required to withhold U.S. tax at a 30% rate on Fund distributions made to certain non-U.S. entities that fail to comply (or be deemed compliant) with these new requirements. Under proposed regulations, FATCA withholding on payments of the gross proceeds of share redemption and certain capital gain distributions, scheduled to take effect beginning January 1, 2019, has been eliminated. Such proposed regulations are subject to change. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts. Under certain rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules. Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Tax-exempt shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in a Fund.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The preceding discussion is meant to be only a general summary of certain material U.S. federal income tax consequences of an investment in the Funds. The tax law is subject to constant revision. Legislative, judicial or administrative action may change the tax rules, including applicable tax rates, that apply to the Funds or their shareholders and any such change may be retroactive. In addition, special rules may apply depending upon your specific tax status or if you are investing through a tax-deferred retirement account. You should consult your tax advisers as to the U.S. federal, state, local and non-U.S. tax consequences to you of the ownership of Fund shares. This summary is provided for general information only and should not be considered tax advice or relied upon by an investor.

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FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Form N-CSR and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are incorporated by reference in this SAI. The Funds will issue unaudited semi-annual and audited annual financial statements. The Third Avenue International Real Estate Value Fund’s financial statements and notes thereto for fiscal years prior to October 31, 2021 have been derived from financial statements audited by the former independent registered public accounting firm of the Predecessor Fund.

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P Global Ratings”), and Fitch Ratings, Inc. (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper medium-grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see their methodology that discusses obligations with conditional liquidity support.

For VRDOs, they typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned, and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P Global Ratings’ Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P Global Ratings’ municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are assigned and often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ’+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present, and default is a real possibility.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk and default of some kind appears probable.

C Near Default. ‘C’ ratings indicate exceptionally high levels of credit risk. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. A long-term rating can also be used to rate an issue with short maturity. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2 Good short-term credit quality. Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3 Fair short-term credit quality. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B Speculative short-term credit quality. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C High short-term default risk. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICY

Introduction

Third Avenue Management LLC (“TAM”) is generally granted full discretion to vote proxies, although clients that have granted TAM full investment discretion may direct their vote in particular solicitations by contacting their account representative. In certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the proxy voting policies and procedures described below would not apply and TAM would advise the client to instruct its custodian where to forward proxy materials.

As a buy and hold investor, one of TAM’s primary considerations for any purchase candidate is a company’s management. TAM’s initial decision to buy securities of a company is generally based, at least in part, on TAM’s belief in the adequacy of the company’s management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company’s management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

TAM’s policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM’s senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. Extenuating circumstances that could lead to a policy exception include material corporate events (i.e. merger, acquisition, dissolutions…), or contested director elections. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1.	Corporate Governance Matters

a) Super-majority Voting

The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

b) Place of Incorporation

TAM normally opposes proposals seeking to reincorporate the corporation in a state or country TAM deems to be unfriendly to shareholder rights.

c) Confidential Voting

Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

d) Barriers to Shareholder Action

TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings provided they do not lower the threshold to a level that would interrupt the normal course of business (e.g., 10% if shares outstanding).

e) Separate Classes of Common Stock

Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

f) Blank Check Preferred Stock

TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

g) Director Nominees

TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves the Board’s recommendations.

h) Shareholder Nomination of Directors

TAM normally supports proposals to expand the ability of shareholders to nominate directors.

i) Approval of Auditor

TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

●	Fees for non-audit services are excessive; or

●	The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer’s financial position.

j) Cumulative Voting

TAM normally opposes proposals to eliminate cumulative voting. TAM will consider proposals to institute cumulative voting based on the issuer’s other corporate governance provisions.

2.	Compensation Matters

a) Equity-based Compensation Plans

TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients’ ownership, provide excessive awards to participants, or have other inherently objectionable features.

TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 3% of outstanding shares annually.

Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan’s impact on shareholdings.

b) Options

TAM will normally oppose plans that have any of the following structural features:

●	Ability to re-price underwater options without shareholder approval.

●	Ability to issue options with an exercise price below the stock’s current market price without shareholder approval.

●	Ability to issue reload options.

●	Automatic share replenishment feature.

c) Plan Options

TAM normally opposes plans not meeting the following conditions:

●	Shareholder approval should be required in order to make any material change to the plan.

●	Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

d) Golden Parachutes

TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

3.	Measures Relating to Takeovers

a) Poison Pills

TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

b) Classified Board

Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company’s charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

c) Increases in Authorized Common Stock

TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer’s outstanding capital.

d) Greenmail

TAM will normally support proposals to restrict a company’s ability to make greenmail payments.

e) State Anti-Takeover Statutes

TAM believes that state or country anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4.	Environmental and Social Policy Issues

The Investment Manager considers proxy ballot items addressing environmental and social issues on a case-by-case basis, alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. TAM’s mutual funds’ votes on environmental and social policy ballot items will normally be consistent with the level of focus on environmental and social factors as described in the Principal Investment Strategies section of each funds’ prospectus.

THIRD AVENUE FUNDS

6 Grand Central at 666 3rd Ave. Suite 1040
New York, NY 10017

Phone (212) 888-5222

Toll Free (800) 443-1021

www.thirdave.com

INVESTMENT ADVISER

Third Avenue Management LLC

6 Grand Central at 666 3rd Ave. Suite 1040
New York, NY 10017

DISTRIBUTOR

Foreside Fund Services, LLC

f190 Middle Street, Suite 301

Portland, ME 04101

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 534466

Pittsburgh, PA 15253-4466

Toll Free (800) 443-1021

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

THIRD AVENUE TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits.
(a)	Trust Instrument and Certificate of Trust are incorporated by reference to Exhibit (1) of Third Avenue Trust’s Registration Statement (registration no. 333-20891) filed on January 31, 1997.
(b)	By-Laws are incorporated by reference to Third Avenue Trust’s Registration Statement filed on January 31, 1997.
(c)	Reference is made to Article II of Third Avenue Trust’s Trust Instrument and Articles IV and V of Third Avenue Trust’s By-Laws. Incorporated by reference to Third Avenue Trust’s Registration Statement (registration no. 333-20891) filed on January 31, 1997.
(d)(1)	Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.
(d)(2)	Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Small-Cap Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.
(d)(3)	Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue Real Estate Value Fund and Third Avenue Management LLC dated August 8, 2006 is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on February 28, 2007.
(d)(4)	Amended and Restated Investment Advisory Agreement between Third Avenue Trust on behalf of the Third Avenue International Real Estate Value Fund and Third Avenue Management LLC is incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement filed February 28, 2024.
(d)(5)	Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC on behalf of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund is filed herewith.
(d)(6)	Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC on behalf of Third Avenue International Real Estate Value Fund is filed herewith.
(e)(1)	Distribution Agreement between Third Avenue Trust and Foreside Fund Services, LLC (“Foreside”) dated October 1, 2016, as amended April 19, 2017 is incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement filed on February 28, 2019.
(e)(1)(i)	Amendment to Distribution Agreement between Third Avenue Trust and Foreside effective September 30, 2021 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(e)(1)(ii)	First Amendment to Distribution Agreement between Third Avenue Trust and Foreside is incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed February 28, 2023.
(f)	Not applicable.
(g)(1)	Custody Agreement between Third Avenue Trust and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on February 28, 2020.
(g)(1)(i)	Amendment to Custody Agreement between Third Avenue Trust and The Bank of New York Mellon dated April 9, 2021 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(g)(2)	Foreign Custody Manager Agreement between Third Avenue Trust and The Bank of New York Mellon is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on February 28, 2020.
(g)(2)(i)	Amendment to Foreign Custody Manager Agreement between Third Avenue Trust and The Bank of New York Mellon dated April 9, 2021 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(h)(1)	Transfer Agency and Shareholder Services Agreement between Third Avenue Trust and The Bank of New York Mellon dated September 29, 2020 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.

(h)(1)(i)	First Amendment to Transfer Agency and Shareholder Services Agreement between Third Avenue Trust and The Bank of New York Mellon dated April 9, 2021 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(h)(2)	Fund Administration and Accounting Agreement between Third Avenue Trust and The Bank of New York Mellon dated March 9, 2020 is incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement filed on January 12, 2021.
(h)(2)(i)	Amendment to Administration and Accounting Agreement between Third Avenue Trust and The Bank of New York Mellon dated April 9, 2021 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(i)	Not applicable.
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)(1)	Distribution and Service Plan pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement filed on April 5, 2021.
(n)	Multi-Class Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2022.
(o)	Not applicable.
(p)(1)	Amended and Restated Code of Ethics of Third Avenue Management LLC is incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement filed February 28, 2024.
(p)(2)	Code of Ethics of Third Avenue Trust is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement filed on February 28, 2020.

Other Exhibits

(q)	Power of Attorney for Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne is incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement filed on February 28, 2023.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

The Registrant’s Trust Instrument (“Trust Instrument) and by-laws provide, among other things, that a Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of the Trust or of any other person or party, provided that nothing contained herein or in the Delaware Business Trust Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder. The Trust shall indemnify each of its Trustees to the full extent permitted by law against all liabilities and expenses (including amounts paid in satisfaction of judgments, in settlement, as fines and penalties, and as counsel fees) reasonably incurred by such Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Trustee may be involved or with which such Trustee may be threatened, while as a Trustee or thereafter, by reason of being or having been such a Trustee except with respect to any matter as to which such Trustee shall have been adjudicated to have acted in bad faith, or with willful misfeasance, gross negligence or reckless disregard of such Trustee’s duties. (See Article X of the Trust Instrument which has been incorporated by reference as Exhibit 28(a) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

Each Investment Advisory Agreement provides, among other things, that the Fund agrees to indemnify the Adviser and each of the Adviser’s directors, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body which he may be or may have been involved as a party or otherwise or with which he may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Fund shall not be obligated to provide such indemnification (i) to the extent such provision would waive any right which the Fund cannot lawfully waive or (ii) with respect to any obligation, liability or expense of any other series of shares of the Trust. (See Investment Advisory Agreement which have been incorporated by reference as Exhibits 28(d)(1 - 4).

The Distribution Agreement (“Agreement”) with Foreside Fund Services, LLC (the “Distributor”) provides, among other things, that the Registrant (“Client”) will indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Client’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Client’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Client (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Client’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such sales literature and advertising materials in reliance upon and in conformity with information relating to the Distributor and furnished to the Client or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Client or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under this Agreement or by reason of its reckless disregard of its obligations under this Agreement. (See Distribution Agreement which have been incorporated by reference as Exhibits 28(e)(1) – (ii).

Item 31. Business and Other Connections of Investment Advisers.

Third Avenue Management LLC (“Third Avenue”) is a registered investment adviser located at 6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017, that provides investment advisory services to investment companies. The owners, directors and officers of Third Avenue are provided in Third Avenue’s most recently filed Schedule A of Form ADV (IARD No. 107545) which is incorporated herein by reference. The owners, directors and officers of Third Avenue are not engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the principal officers and directors of Third Avenue Management LLC:

Name	Position with Third Avenue Management LLC
Michael Buono	Chief Financial Officer
Ryan Dobratz	Management Committee Member
Matthew Fine	Management Committee Member
Martha Fox	Chief Compliance Officer
Jason Wolf	Management Committee Member

Item 32. Principal Underwriters

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund

31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Center Coast Brookfield MLP & Energy Infrastructure Fund
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	Davis Fundamental ETF Trust
52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.	Defiance Quantum ETF, Series of ETF Series Solutions
56.	Defiance Retail Kings ETF, Series of ETF Series Solutions
57.	Denali Structured Return Strategy Fund
58.	Dodge & Cox Funds
59.	DoubleLine ETF Trust
60.	DoubleLine Income Solutions Fund
61.	DoubleLine Opportunistic Credit Fund
62.	DoubleLine Yield Opportunities Fund
63.	DriveWealth ETF Trust
64.	EIP Investment Trust
65.	Ellington Income Opportunities Fund
66.	ETF Opportunities Trust
67.	Exchange Listed Funds Trust
68.	Exchange Place Advisors Trust
69.	FIS Trust
70.	FlexShares Trust
71.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
72.	Forum Funds
73.	Forum Funds II
74.	Forum Real Estate Income Fund
75.	GMO ETF Trust
76.	GoldenTree Opportunistic Credit Fund
77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

78.	Grayscale Funds Trust
79.	Guinness Atkinson Funds
80.	Harbor ETF Trust
81.	Harris Oakmark ETF Trust
82.	Hawaiian Tax-Free Trust
83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
90.	Innovator ETFs Trust
91.	Ironwood Institutional Multi-Strategy Fund LLC
92.	Ironwood Multi-Strategy Fund LLC
93.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
94.	John Hancock Exchange-Traded Fund Trust
95.	Kurv ETF Trust
96.	Lazard Active ETF Trust
97.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
98.	Lone Peak Value Fund, Series of World Funds Trust
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
103.	Manor Investment Funds
104.	MoA Funds Corporation
105.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
106.	Morgan Stanley ETF Trust
107.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
109.	Morningstar Funds Trust
110.	NEOS ETF Trust
111.	Niagara Income Opportunities Fund
112.	NXG Cushing® Midstream Energy Fund
113.	NXG NextGen Infrastructure Income Fund
114.	OTG Latin American Fund, Series of World Funds Trust
115.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
122.	Palmer Square Funds Trust
123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Perkins Discovery Fund, Series of World Funds Trust

126.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
127.	Plan Investment Fund, Inc.
128.	Point Bridge America First ETF, Series of ETF Series Solutions
129.	Precidian ETFs Trust
130.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
131.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
132.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
133.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
134.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
135.	Renaissance Capital Greenwich Funds
136.	REX ETF Trust
137.	Reynolds Funds, Inc.
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill ETF Trust
144.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust
148.	Russell Investments Exchange Traded Funds
149.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
150.	Six Circles Trust
151.	Sound Shore Fund, Inc.
152.	SP Funds Trust
153.	Sparrow Funds
154.	Spear Alpha ETF, Series of Listed Funds Trust
155.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
156.	STF Tactical Growth ETF, Series of Listed Funds Trust
157.	Strategic Trust
158.	Strategy Shares
159.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
160.	Tekla World Healthcare Fund
161.	Tema ETF Trust
162.	The 2023 ETF Series Trust
163.	The Community Development Fund
164.	The Cook & Bynum Fund, Series of World Funds Trust
165.	The Private Shares Fund
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal Trust I
170.	Tidal Trust II
171.	Tidal Trust III
172.	Tidal Trust IV
173.	TIFF Investment Program
174.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

175.	Timothy Plan International ETF, Series of The Timothy Plan
176.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.	Total Fund Solution
180.	Touchstone ETF Trust
181.	Trailmark Series Trust
182.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
186.	U.S. Global Investors Funds
187.	Union Street Partners Value Fund, Series of World Funds Trust
188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None

Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None

Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None

Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Locations of Accounts and Records.

All records described in Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained by the Trust’s investment adviser, Third Avenue Management LLC, 6 Grand Central at 666 3rd Ave. Suite 1040, New York, NY 10017, except for those records maintained by the Trust’s Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, and the Trust’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, 154-0520, Pittsburgh, PA 15262, and the Trust’s Administrator, The Bank of New York Mellon, 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 34. Management Services.

There are no management-related service contracts not discussed in Parts A or B.

Item 35. Undertakings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Trust Instrument, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 60 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 60 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 27th day of February, 2026.

THIRD AVENUE TRUST

By:	/s/ Joel L. Weiss
Joel L. Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee	February 27, 2026
Robert J. Christian

/s/ Iqbal Mansur*	Trustee	February 27, 2026
Iqbal Mansur

/s/ Nicholas M. Marsini, Jr.*	Trustee	February 27, 2026
Nicholas M. Marsini, Jr.

/s/ Nancy B. Wolcott*	Trustee	February 27, 2026
Nancy B. Wolcott

/s/ Stephen M. Wynne*	Trustee	February 27, 2026
Stephen M. Wynne

/s/ Christine S. Catanzaro	Treasurer and CFO	February 27, 2026
Christine S. Catanzaro

/s/ Joel L. Weiss	President and CEO	February 27, 2026
Joel L. Weiss

* By:	/s/ Joel L. Weis
Joel L. Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

Item 28.	Exhibits.
(d)(5)	Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC on behalf of Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund
(d)(6)	Operating Expenses Limitation Agreement between Third Avenue Trust and Third Avenue Management LLC on behalf of Third Avenue International Real Estate Value Fund
(j)(1)	Consent of PricewaterhouseCoopers LLP